UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	06/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.            Semi-Annual Report to Shareholders

PAX WORLD BALANCED FUND
Individual Investor Class (PAXWX) Institutional Class (PAXIX) R Class (PAXRX)
PAX WORLD GROWTH FUND
Individual Investor Class (PXWGX) Institutional Class (PWGIX) R Class (PXGRX)
PAX WORLD SMALL CAP FUND
Individual Investor Class (PXSCX) Institutional Class (PXSIX) R Class (PXSRX)
PAX WORLD INTERNATIONAL FUND
Individual Investor Class (PXINX) Institutional Class (PXNIX) R Class (PXIRX)
PAX WORLD HIGH YIELD BOND FUND
Individual Investor Class (PAXHX) Institutional Class (PXHIX) R Class (PXHRX)
PAX WORLD GLOBAL WOMEN'S EQUALITY FUND
Individual Investor Class (PXWEX) Institutional Class (PXWIX)
PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
Individual Investor Class (PGRNX) Institutional Class (PGINX) R Class (PGRGX)

SEMI-ANNUAL REPORT

June 30, 2012

Table of Contents

Letter to Shareholders	1

Portfolio Manager Comments and Highlights

Pax World Balanced Fund	5

Pax World Growth Fund	8

Pax World Small Cap Fund	12

Pax World International Fund	15

Pax World High Yield Bond Fund	20

Pax World Global Women's Equality Fund	25

Pax World Global Environmental Markets Fund	31

Sustainability Update	37

Shareholder Expense Examples	39

Schedule of Investments	42

Statements of Assets and Liabilities	64

Statements of Operations	68

Statements of Changes in Net Assets	70

Statement of Changes—Shares of Beneficial Interest	74

Financial Highlights	76

Notes to Financial Statements	84

Account Options and Services	113

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Adviser

Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services
P.O. Box 55370
Boston, MA 02205-5370

Custodian

State Street Bank
and Trust Company
1 Lincoln Street
Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

As I write, the economic recovery in the U.S. has slowed and our nation's capital is not only mired in its now customary partisan gridlock but election-year politics provide added incentive to do nothing. The European crisis continues, the China boom is slowing and financial markets remain volatile and unpredictable. What some call a risk-on/risk-off market—a very volatile, short-term focused, directionless market—has continued to characterize the first six months of 2012. This is not the most favorable climate for sustainable investors, or for long-term investors more generally. One could say that we are long investors in a very short market.

At Pax World, despite all this volatility, we have tried to remain focused on constructing durable investment portfolios that deliver long-term value. That is our investment philosophy, and we believe it remains the best investment approach for investors even in challenging markets. But it can sometimes require patience—and a strong stomach.

During the first half of 2012, our portfolio managers continued to pursue a set of strategies that seek to capitalize on certain global themes and secular trends that we hope will best serve our investors over the long term. For example, we continue to be overweight in areas such as technology, energy services, agriculture, commodities and export industries that we believe will continue to benefit from growing demand in emerging market economies. Likewise, we tend to be underweight the financial sector because we believe the big banks and other large financial institutions continue to take on manifold, often opaque risks that may continue to be problematic. We remain optimistic that an investment approach focused on identifying and investing in the most sustainable companies is the best strategy for our shareholders, and the right strategy for our times.

Speaking of our times, the sustainability agenda has never been more important. Mother Nature has certainly been sending signals of late in the form of the warmest year, the hottest summer and one of the worst droughts in many, many decades. As ecologist Bill McKibben recently wrote:

"If the pictures of those towering wildfires in Colorado haven't convinced you, or the size of your AC bill this summer, here are some hard numbers about climate change: June broke or tied 3,215 high-temperature records across the United States. That followed the warmest May on record for the Northern Hemisphere—the 327th consecutive month in which the temperature of the entire globe exceeded the 20th-century average, the odds of which occurring by simple chance were 3.7 x 10-99, a number considerably larger than the number of stars in the universe.

"Meteorologists reported that this spring was the warmest ever recorded for our nation—in fact, it crushed the old record by so much that it represented the 'largest temperature departure from average of any season on record.' The same week, Saudi authorities reported that it had rained in Mecca despite a temperature of 109 degrees, the hottest downpour in the planet's history."1

We have just learned as well that July was the hottest month on record in the U.S. What we are witnessing is not only a prolonged crisis in the global economy but a tectonic shift in the global ecology as well—and the two, of course, are intimately related. The current model of global capitalism is premised upon a perpetual economic growth paradigm that must ultimately invade all accessible habitat and consume all available resources. Climate change may be the most urgent challenge but is in a sense only a symptom. "The problem is the delusion that we can have infinite quantitative economic growth, that we can keep having more and more stuff, on a finite planet."2 Unfortunately, this elemental truth is something that neither policy makers nor average citizens have an easy time getting their arms around. As Jeremy Grantham has written, "[t]he problems of compounding growth in the face of finite resources are not easily understood by optimistic, short-term-oriented, and relatively innumerate humans (especially the political variety)."3

There are many potential strategies for addressing this challenge but surely sustainable investing is one of them. Sustainable investing can be thought of as an investment approach wherein the connections between economic output and ecological/societal health are no longer obscured but are expressly linked. The goal, over time, should be for the quality of output to replace the quantity of output as the true measure of economic well-being. In a sense, what we are trying to do is to invest in solutions rather than perpetuating the dominant, increasingly problematic growth paradigm.

In this regard, I want to call your attention to a recent change at Pax World, where what was formerly called the Global Green Fund has been renamed the Global Environmental Markets Fund (PGRNX). This Fund is all about solutions. We changed the name to underscore this fact, and to clarify that the Fund has a much broader mandate than alternative energy—which, by the way, accounted for only about 4% of Fund holdings as of June 30th. By contrast, energy efficiency accounted for approximately 33% of Fund holdings, water infrastructure 25% of Fund holdings and waste management and pollution control another 26% of Fund holdings.4

As its new name states, the Fund invests in environmental markets, including energy (energy efficiency and renewables), water (water infrastructure & technologies, pollution control) and waste (waste management & technologies, environmental support services). Environmental markets are a much broader, more diversified investment universe than alternative energy, and in our view, much less volatile. This Fund is really about investing in efficiency solutions, which we believe are becoming a major driver of global economic growth and must of necessity continue to be so for the foreseeable future. With global population exceeding 7 billion, emerging nations rising in affluence and consumption, and increased concerns about energy security, resource scarcity, pollution and of course climate change, we believe efficiency solutions will be an ever more important key to sustainable global growth.

The Pax World Global Environmental Markets Fund continues to be sub-advised by Impax Asset Management (Impax) in London, UK, an investment manager specializing in environmental and resource scarcity markets.

It's only a name change, but in a way it represents something larger than that. At least we hope it does. We want to invest in solutions. We want to invest in a sustainable future. Markets go up and down but we can't lose sight of the fact that investing should be about the long term. At Pax World, we are doing what we can to make sure it is.

I hope you enjoyed your summer.

Peace.

Joseph F. Keefe
President and CEO

1Bill McKibben, "Global Warming's Terrifying New Math," Rolling Stone, July 19, 2012.

2Paul Gilding, The Great Disruption, Bloomsbury Press, 2011, p. 186.

3Jeremy Grantham, "Time to Wake Up: Days of Abundant Resources and Falling Prices Are Over Forever," April 2011 GMO Quarterly Letter.

4Holdings percentages are as-of 6/30/2012; holdings are subject to change.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

June 30, 2012

Pax World Balanced Fund

Portfolio Manager

Christopher Brown

Portfolio Manager's Comments

How did the Pax World Balanced Fund perform for the period? For the six-month period ended June 30, 2012, the Individual Investor Class, Institutional Class and R Class of the Fund had total returns of 4.84%, 4.97% and 4.70% respectively, versus 6.73% for the Blended Index. For the same period the Lipper Balanced Funds Index had a total return of 5.74%.

What factors contributed to the Fund's performance? Equities were the primary driver of our underperformance versus our benchmark and peers. In particular, weak stock selection and an overweight of the energy sector and weak stock selection and an underweight of the consumer discretionary sector contributed to our relative underperformance. On a positive note, the fixed income portfolio outperformed the Barclay's Capital U.S. Aggregate Bond Index.

Can you discuss any significant changes to the Fund's positioning throughout the period? There were no significant changes in the Fund's positioning. The Fund continues to be positioned for higher stock prices and muted bond returns. We continue to seek out income producing stocks as bond yields in general remain unattractive.

What portfolio holdings contributed positively to performance? American Tower Corp., a real estate investment trust that owns and operates wireless towers, was a strong contributor to the Fund's performance. Demand growth continues to be strong for wireless towers. EMC Corp., a data storage and software company, performed positively for the period. Despite a cloudy "macro" environment, storage demand is expected to be strong as information technology departments are making storage a high priority in their spending budgets.

What portfolio holdings detracted from performance? Baker Hughes, Inc., an energy service company, declined significantly during the period. Concerns over supply chain issues and lower natural gas prices pressured the stock. ONEOK, Inc., a diversified energy company, also declined during the period. Weak natural gas demand led to a surprise revenue drop.

June 30, 2012

Pax World Balanced Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2012

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXWX	4.84%	-2.58%	9.48%	-0.22%	8.31%
Institutional Class[1,2]	PAXIX	4.97%	-2.35%	9.76%	0.03%	8.34%
R Class[1,3]	PAXRX	4.70%	-2.83%	9.20%	-0.46%	8.28%
S&P 500 Index[4,8]		9.49%	5.45%	16.40%	0.22%	5.33%
Blended Index[5,6,8]		6.73%	6.70%	12.90%	3.26%	5.80%
Lipper Balanced Funds Index[7,8]		5.74%	1.77%	11.54%	1.81%	5.37%

Total returns for periods of less than one year have not been annualized.

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

4The S&P 500 Index is an index of large capitalization common stocks.

5The Blended Index is composed of 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index.

6The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

7The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

8Unlike the Balanced Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2012

Asset Allocation	Percent of Investments
U.S. Stocks	55.3%
U.S. Bonds	26.5%
Foreign Stocks	13.7%
Foreign Bonds	3.5%
Exchange Traded Funds	0.5%
Cash & Cash Equivalents	0.5%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	3.6%
American Tower Corp., Class A	3.2%
EMC Corp.	2.9%
Qualcomm, Inc.	2.7%
Intuit, Inc.	2.6%
Deere & Co.	2.6%
ONEOK, Inc.	2.4%
Becton Dickinson & Co.	2.2%
EQT Corp	1.9%
America Movil SAB de CV, Series L, ADR	1.8%
Total	25.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets
Fixed Income	30.1%
Corporate Bonds 13.0%, Mortgage Backed Bonds 6.9%, Agency/Gov't Related Bonds 5.6%, Treasury Bonds 2.5%, Municipal Bonds 1.3% and Gov't Bonds 0.8%
Information Technology	17.2%
Industrials	10.2%
Energy	8.7%
Financials	8.6%
Consumer Discretionary	5.3%
Health Care	5.2%
Materials	4.4%
Telecommunication Services	3.4%
Utilities	3.0%
Consumer Staples	2.9%
Exchange Traded Funds	0.5%
Other	0.5%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2012

Pax World Growth Fund

Portfolio Manager

Anthony Trzcinka, CFA

Portfolio Manager's Comments

How did the Pax World Growth Fund perform for the period? For the six-month period ended June 30, 2012, the Individual Investor Class, Institutional Class and R Class of the Fund had total returns of 4.77%, 4.84% and 4.60%, respectively, versus 9.98% for the Russell 3000 Growth Index. For the same period the Lipper Multi-Cap Growth Funds Index had a total return of 9.30%.

What factors contributed to the Fund's performance? Stock selection within the information technology, health care and consumer discretionary sectors detracted from relative Fund performance for the period. Within information technology, a number of companies including NetApp, Inc., Aruba Networks, Inc., Juniper Networks, Inc., Cisco Systems, Inc. and Acme Packet, Inc. underperformed. They were all negatively impacted by Cisco Systems' quarterly call, which hinted at a slowdown of carrier and enterprise spending and signaled European weakness. The negative report was worse than expected and reminiscent of 2008 when Cisco was one of the first companies to warn of a protracted downturn. While we do believe that there may be a global slowdown, we also believe that the dynamics are very different today and we therefore still hold all of these names.

Within the consumer discretionary sector a number of more cyclically exposed companies, such as auto part companies—Borg Warner, Inc., Valeo SA and Autoliv, Inc., were weak due to European exposure. While we believe that the long-term secular demand for their products is still attractive, they are more volatile than some other consumer discretionary companies and may have short-term underperformance.

A number of health care companies, including Agilent Technologies, Inc. and Thermo Fisher Scientific, Inc., continue to be plagued by the ongoing austerity within the U.S. and European governments.

Can you discuss any significant changes to the Fund's positioning throughout the period? We have slowed our modest cyclical repositioning of the portfolio in light of the weakening of economic indicators within the U.S. and continued problems in Europe. These issues have caused us to put on hold additions to more

June 30, 2012

economically sensitive sectors such as energy and financials. We are now slightly overweight those sectors.

What portfolio holdings contributed positively to performance? Whole Foods Market, Inc., Terex Corp. and Marriot International, Inc. helped the Fund during the period. Whole Foods continued to outperform and its stores showed none of the signs of weakness that some of its competitors exhibited.

Terex Corp., which sells cranes and other construction equipment, started the year performing very well on the thought that the global slowdown would be avoided. However, due to valuation and our global economic concerns, we sold out of the company.

Marriott International, the hotel operator, performed well after a difficult couple of years. Room rates and occupancy seem to be stabilizing or increasing in many markets. In addition, their aggressive expansion into China was seen as a positive.

What portfolio holdings detracted from performance? Hess Corp., Noble Energy, Inc., Acme Packet, Inc. and Juniper Networks, Inc. hurt performance for the period. Acme Packet and Juniper Networks were impacted by the general sell-off of communication equipment stock mentioned earlier. Hess and Noble Energy were impacted by oil prices dropping below $80 per barrel.

June 30, 2012

Pax World Growth Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2012

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWGX	4.77%	-4.86%	15.51%	0.60%	5.87%
Institutional Class[1,2]	PWGIX	4.84%	-4.63%	15.80%	0.82%	5.98%
R Class[1,3]	PXGRX	4.60%	-5.16%	15.23%	0.38%	5.75%
Russell 3000 Growth Index[4,6]		9.98%	5.05%	17.55%	2.79%	6.13%
Lipper Multi-Cap Growth Funds Index[5,6]		9.30%	-1.79%	16.01%	0.86%	6.05%

Total returns for periods of less than one year have not been annualized.

1The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

4The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

5The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

6Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2012

Asset Allocation	Percent of Investments
U.S. Stocks	83.1%
Foreign Stocks	13.5%
Cash & Cash Equivalents	3.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	2.6%
Google, Inc., Class A	2.1%
PepsiCo, Inc.	1.9%
General Mills, Inc.	1.9%
Whole Foods Market, Inc.	1.8%
Qualcomm, Inc.	1.7%
3M Co.	1.7%
Intuit, Inc.	1.6%
EMC Corp.	1.6%
United Parcel Service, Inc., Class B .	1.5%
Total	18.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	27.2%
Consumer Discretionary	14.1%
Industrials	12.4%
Health Care	10.5%
Energy	9.8%
Consumer Staples	8.5%
Financials	7.7%
Materials	4.1%
Telecommunications Services	1.4%
Utilities	1.1%
Other	3.2%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2012

Pax World Small Cap Fund

Portfolio Manager

Nathan Moser, CFA

Portfolio Manager's Comments

How did the Pax World Small Cap Fund perform for the period? For the six-month period ended June 30, 2012, the Individual Investor Class, Institutional Class and R Class of the Fund had total returns of 3.92%, 4.00% and 3.83%, respectively, versus the 8.53% return of the Russell 2000 Index. For the same period the Lipper Small Cap Core Funds Index had a total return of 6.24%.

What factors contributed to the Fund's performance? Our shift to overweight cyclical sectors such as information technology and energy during the latter part of the period negatively impacted performance. Concerns over a global slowdown intensified, leading to weakness in economically sensitive sectors.

Can you discuss any significant changes to the Fund's positioning throughout the period? We used the market weakness late in the period to increase the Fund's exposure to the energy sector. Oil prices and energy-related equities declined significantly, presenting us with compelling opportunities, in our view, to deploy cash in the sector. To that end, we established positions in several energy holdings. One company we are quite positive on is Oasis Petroleum, Inc., an exploration and production company focused on drilling for oil in North Dakota's Bakken shale.

What portfolio holdings contributed positively to performance? Vascular Solutions, Inc., a diversified medical device company, increased sharply during the period. Strong financial results coupled with positive forward guidance likely led to the gains. Cinemark, a movie theater operator, increased due to better than expected box office results. In addition, the continued popularity of 3D movies has favorably impacted margins, as these films typically carry premium pricing versus their 2D counterparts.

What portfolio holdings detracted from performance? Acme Packet, Inc., a technology equipment company, declined sharply during the period. Weak financial results and lowered guidance were likely the cause. We added to our position as the company's results can be volatile from quarter to quarter and, in our view, the stock's valuation more than adequately reflects a potential customer slowdown. The Street, a financial media company, declined sharply during the period. Investors have become increasingly concerned with management's ability to achieve profitability. We continue to hold shares, finding the stock very inexpensive relative to peers.

June 30, 2012

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2012

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 year	Since Inception
Individual Investor Class[1]	PXSCX	3.92%	-7.30%	15.21%	4.68%
Institutional Class[1]	PXSIX	4.00%	-7.05%	15.53%	4.96%
R Class[1]	PXSRX	3.83%	-7.41%	14.94%	4.43%
Russell 2000 Index[2,4]		8.53%	-2.08%	17.80%	4.88%
Lipper Small-Cap Core Funds Index[3,4]		6.24%	-3.75%	16.87%	4.81%

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is March 27, 2008. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

3The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2012

Pax World Small Cap Fund, continued

Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	95.3%
Foreign Stocks	3.4%
Cash & Cash Equivalents	1.3%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Jamba, Inc.	5.0%
Westell Technologies, Inc., Class A .	5.0%
Natus Medical, Inc.	4.8%
Vascular Solutions, Inc.	4.4%
GameStop Corp., Class A	4.1%
ProAssurance Corp.	4.1%
Cinemark Holdings, Inc.	3.7%
TheStreet, Inc.	3.4%
AMERISAFE, Inc.	3.4%
Best Buy Co., Inc.	3.1%
Total	41.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	22.0%
Consumer Discretionary	19.5%
Financials	19.2%
Energy	16.4%
Health Care	13.6%
Utilities	5.8%
Industrials	3.7%
Other	-0.2%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2012

Pax World International Fund

Portfolio Manager

Ivka Kalus-Bystricky

Portfolio Manager's Comments

How did the Pax World International Fund perform for the period? For the six-month period ended June 30, 2012, the Individual Investor Class, Institutional Class and R Class of the Fund had total returns of 1.70%, 1.68% and 1.51%, respectively, versus 2.96% for the MSCI EAFE (Net) Index. For the same period the Lipper International Large-Cap Core Funds Index had a total return of 3.72%.

What factors contributed to the Fund's performance? Volatility remained prominent during the first half of 2012 as optimism on Europe rose and then faded; the market calm engendered by the European Central Bank's long-term refinancing operation (LTRO) program earlier in the year dissipated, and investors returned to speculating about Greece leaving/being kicked out of the Eurozone, to Spain being unable to rollover short-term sovereign debt due to capital inadequacy among Spanish banks, and to Italy being unable to service its debt burden despite having a primary surplus. Fears were not limited to Europe, however. In China, economic growth slowed due to a deflating property market bubble and slower growth in investment and exports. North African and Middle Eastern geopolitical risks also remained at the forefront of investors' minds. On the other side of the globe, the U.S. market was perceived as a relatively safe place for investors, as economic indicators such as unemployment and housing starts seemed to indicate that conditions were improving or at least not deteriorating. Indeed, the U.S. market and the U.S. dollar outperformed quite significantly most other global markets and currencies during the first half of 2012.

With this market backdrop, the Fund benefited from regional allocation decisions, particularly from the Fund's large (10%) exposure to outperforming emerging markets. The Fund also benefited from strong stock selection in the financials and materials sectors. However, the Fund lost ground from sector allocation decisions, mostly from an overweight position in energy, which was the worst performing sector during the first half of the year, along with an underweight to the three best performing sectors, namely financials, consumer discretionary, and consumer staples. Overall, stock selection was also a detractor from performance, particularly in Europe and in the energy and industrials sectors. The international markets during the first six months of 2012 were characterized by macro-driven buying

June 30, 2012

Pax World International Fund, continued

and selling, market conditions under which the International Fund's long-term, fundamentally-focused strategy went mostly unrewarded.

Can you discuss any significant changes to the Fund's positioning throughout the period? There were no sizeable sector or regional allocation changes in the portfolio during the period. The portfolio remains overweight in energy, industrials, telecommunications, information technology, emerging markets, Canada and precious metals, and remains underweight in financials, consumer discretionary, health care, utilities, Japan, the UK, Australasia and Europe.

During the first six months of the year, the Fund purchased new positions in Japanese software company Trend Micro, Inc., Swiss industrials company ABB Ltd., ADR, Spanish and Latin American telecom Telefonica SA, ADR, UK telecom Vodafone Group PLC, ADR, the iShares Silver ETF, Japanese pharmaceutical company Astellas Pharma, Inc., French dairy product company Danone SA, German insurer Munich Re, Dutch stainless steel manufacturer APERAM SA, and UK food and apparel retailer Marks & Spencer Group PLC. The Fund liquidated positions in Japanese glass producer Nippon Electric Glass Co., Ltd., Dutch telecom Koninklijke KPN NV, Hong Kong property developer Sun Hung Kai Properties, Ltd., Dutch household electronics and medical equipment maker Royal Philips, French postal technology company Neopost SA, German retailer Metro AG, and Chinese solar panel company Trina Solar, Ltd., ADR.

What portfolio holdings contributed positively to performance? The largest positive contributors to performance during the first half of the year include Turkish bank Turkiye Halk Bankasi AS, which benefited from better sovereign and balance sheet fundamentals relative to banks in developed markets; Brazilian cosmetics company Natura Cosmeticos SA, which continued its growth trajectory by ramping up operations in Latin America outside Brazil, and global brewer Anheuser-Busch InBev NV, whose announced acquisition of Grupo Modelo at the end of June was perceived favorably by the market.

What portfolio holdings detracted from performance? The largest detractors from performance during the first half include Spanish integrated oil producer Repsol YPF SA, which suffered both from the expatriation by the Argentine government of its YPF assets and from sovereign fears over its Spanish domicile; Spanish telecom company Telefonica SA, ADR, which was also tainted with Spanish sovereign fears; and Swiss private and investment bank Credit Suisse Group AG, ADR, which was cited for insufficient capital by the Swiss Central Bank.

June 30, 2012

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2012

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 year	Since Inception
Individual Investor Class[1]	PXINX	1.70%	-17.83%	2.76%	-5.26%
Institutional Class[1]	PXNIX	1.68%	-17.58%	3.02%	-4.99%
R Class[1]	PXIRX	1.51%	-17.96%	2.50%	-5.53%
MSCI EAFE (Net) Index[2,4]		2.96%	-13.83%	5.96%	-5.27%
Lipper International Large-Cap Core Funds Index[3,4]		3.72%	-14.49%	5.84%	-5.57%

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is March 27, 2008. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. Investors cannot invest directly in any index.

3The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

4Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2012

Pax World International Fund, continued

Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
Foreign Stocks	97.3%
Exchange Traded Funds: Commodity	2.6%
Other	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Statoil ASA, ADR	2.8%
Turkiye Halk Bankasi AS	2.6%
Anheuser-Busch InBev NV	2.6%
Teva Pharmaceutical Industries, Ltd., ADR	2.5%
BG Group PLC	2.5%
Hennes & Mauritz AB, B Shares	2.3%
Reed Elsevier PLC	2.2%
HSBC Holdings PLC, ADR	2.1%
Fortum Oyj	2.1%
National Australia Bank, Ltd.	2.1%
Total	23.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets
Financials	19.5%
Industrials	12.5%
Energy	11.8%
Consumer Discretionary	9.7%
Consumer Staples	9.4%
Materials	8.5%
Health Care	8.0%
Information Technology	6.8%
Telecommunication Services	6.8%
Utilities	4.3%
Exchange Traded Funds: Commodity	2.6%
Other	0.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2012

Geographical Diversification

Country	Percent of Net Assets
United Kingdom	18.2%
Japan	17.0%
Switzerland	6.4%
France	5.6%
Germany	5.3%
Australia	5.0%
Singapore	4.4%
Sweden	3.7%
Canada	3.5%
Turkey	3.3%
Spain	2.9%
Brazil	2.9%
Norway	2.8%
Belgium	2.6%
Israel	2.5%
Finland	2.1%
Poland	2.0%
Luxembourg	2.0%
Austria	1.5%
Portugal	0.9%
Taiwan	0.9%
Philippines	0.8%
Ireland	0.6%
Hong Kong	0.4%
Exchange Traded Funds: Commodity	2.6%
Other	0.1%
Total	100.0%

June 30, 2012

Pax World High Yield Bond Fund

Portfolio Manager

Mary Austin, CFA

Portfolio Manager's Comments

How did the Pax World High Yield Bond Fund perform for the period? For the six-month period ended June 30, 2012, the Individual Investor Class, Institutional Class and R Class of the Fund had total returns of 5.64%, 5.92% and 5.66%, respectively, versus 6.45% for the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index. For the same time period, the Lipper High Current Yield Bond Funds Index had a total return of 6.91%.

What factors contributed to the Fund's performance? The Fund's performance was aided by our selections in consumer cyclical, media and technology and electronics sectors and was hindered by our selection in telecommunications and our selections and allocations in the automotive sectors. With regard to ratings, we benefitted from our selections in B and BB rated categories. However, our overweighting in CCC rated bonds detracted from performance as this category did not perform as well as the overall high yield market.

Can you discuss any significant changes to the Fund's positioning throughout the period? We decreased our weightings in some of our cyclical names due to slower global growth. We lightened up on some of our specialty retail names and decreased our technology holdings with the sale of Spansion LLC, a leading designer, manufacturer and developer of flash memory semiconductors. We also lowered our basic industry holdings, as we took profits and sold our position in Ply Gem Industries. We increased our holdings in capital goods with the purchase of Ardagh Packaging Finance PLC, a defensive metal and glass container company; and increased our financial services, and media as we had been underweight in these sectors.

What portfolio holdings contributed positively to performance? One of our top performing bonds was Equinix, Inc., which operates colocation internet business exchange centers in several countries, where customers interconnect with telecommunications and internet providers. The convertible bond benefited from good quarterly results and the company's stock appreciation of over 11% in the quarter.

June 30, 2012

Navios Maritime Acquisition Corp. was also one of our top performers. The company is an owner and operator of tanker vessels—transporting crude oil and refined petroleum products. It also has a successful history of obtaining financing during economic slowdowns which is very important in the shipping industry. We own the first-lien bonds that were used to finance the purchase of new ships. The bonds have appreciated as Navios has been on schedule with its roll-out of additional new-builds and the contracts that it has in place for the new ships.

Ply Gem, manufacturer of building products, including #1 in vinyl siding and #2 in vinyl windows, was our third best performer. The company had a very strong first quarter as it continued to take market share from its competitors and benefitted from price increases that increased its gross profit margin.

What portfolio holdings detracted from performance? Mirabela Nickel Ltd., a mineral exploration company with a portfolio of prospective nickel and other base metal targets in Brazil, reported weaker than expected quarterly results due to lower grade nickel ore out of its primary central pit mine and a further decline in nickel prices of 9% due to the economic slow-down during the second quarter. During the period, the company successfully raised over $100 million Australian dollars through both a strategic placement and institutional entitlement offer which should improve liquidity concerns for the next six months.

Knowledge Universe Education LLC, the largest provider of private early childhood education, was our next biggest detractor to Fund performance for the period. The bonds weakened shortly after Moody's downgraded them to B3. Profits have been negatively affected by decreased enrollment and center revenues resulting from the poor economic environment and high unemployment rate. In addition, the company could be vulnerable to potential reductions in federal and state funding.

Another worst performer was our equity holding in Windstream Corp., a rural telecommunications services company composed of local telephone, high speed internet, long distance and video services. The stock underperformed due to weaker than expected quarterly results and lower financial results from its recent Paetec acquisition. Concerns surrounding the company maintaining its dividend policy also contributed to the stock's underperformance.

June 30, 2012

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2012

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXHX	5.64%	3.56%	10.63%	5.79%	7.65%
Institutional Class[1,2]	PXHIX	5.92%	3.95%	10.96%	6.00%	7.86%
R Class[1,3]	PXHRX	5.66%	3.45%	10.51%	5.51%	7.52%
BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index[4,6]		6.45%	7.07%	14.27%	7.65%	8.85%
Lipper High Current Yield Bond Funds Index[5,6]		6.91%	5.09%	15.02%	5.85%	8.38%

Total returns for periods of less than one year have not been annualized.

1The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

4The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

5The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

6Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index, and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2012

Asset Allocation	Percent of Investments
U.S. Bonds	72.3%
Foreign Bonds	18.6%
U.S. Stocks	2.2%
Exchange Traded Funds	1.3%
Cash & Cash Equivalents	5.6%
Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
A	0.5%
BBB	1.1%
BB	17.5%
B	62.7%
CCC	16.7%
Not Rated	1.5%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Goodrich Petroleum Corp., 8.875%, 03/15/19	1.7%
Kennedy-Wilson, Inc., 8.750%, 04/01/19	1.7%
Syniverse Holdings, Inc., 9.125%, 01/15/19	1.7%
HCA Holdings, Inc., 7.750%, 05/15/21	1.6%
Park-Ohio Industries, Inc., 8.125%, 04/01/21	1.6%
Rosetta Resources, Inc., 9.500%, 04/15/18	1.5%
Marquette Transportation Co./Finance, 10.875%, 01/15/17	1.5%
PHI, Inc., 8.625%, 10/15/18	1.5%
Samson Investment Co., 144A, 9.750%, 02/15/20	1.5%
Alta Mesa Holdings, LP, 9.625%, 10/15/18	1.4%
Total	15.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2012

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	14.5%
Health Care	12.9%
Real Estate	11.9%
Telecommunication Services	10.7%
Media	9.8%
Consumer Cyclical	7.4%
Capital Goods	6.2%
Technology & Electronics	5.8%
Basic Industry	3.3%
Consumer Non-Cyclical	2.7%
Financial Services	2.2%
Insurance	1.8%
Preferred Banking	1.7%
Automotive	1.1%
Utility	0.9%
Exchange Traded Funds	1.3%
Other	5.8%
Total	100.0%

May include companies representing multiple industries with a single "sector".

Geographic Diversification	Percent of Net Assets
United States	76.6%
Mexico	3.1%
Canada	1.5%
Hong Kong	1.4%
Puerto Rico	1.4%
South Africa	1.3%
Luxembourg	1.3%
Netherlands	1.2%
Bahamas	1.0%
Chile	0.9%
Australia	0.9%
United Kingdom	0.6%
Ireland	0.6%
Bermuda	0.5%
France	0.3%
Germany	0.3%
Malaysia	0.2%
Norway	0.2%
Cayman Islands	0.1%
Austria	0.1%
Other	6.5%
Total	100.0%

June 30, 2012

Pax World Global Women's Equality Fund

Portfolio Manager

Ivka Kalus-Bystricky

Portfolio Manager's Comments

How did the Pax World Global Women's Equality Fund perform for the period? For the six-month period ended June 30, 2012, the Individual Investor Class and the Institutional Class of the Fund had total returns of 3.77% and 3.82%, respectively, versus 5.91% for the MSCI World (Net) Index. For the same six-month period the Lipper Global Large-Cap Core Funds Index had a total return of 6.40%.

What factors contributed to the Fund's performance? Volatility remained prominent during the first half of 2012 as optimism on Europe rose and then faded; the market calm engendered by the European Central Bank's long-term refinancing operation (LTRO) program earlier in the year dissipated, and investors returned to speculating about Greece leaving/being kicked out of the Eurozone, to Spain being unable to rollover short-term sovereign debt due to capital inadequacy among Spanish banks, and to Italy being unable to service its debt burden despite having a primary surplus. Fears were not limited to Europe, however. In China, economic growth slowed due to a deflating property market bubble and slower growth in investment and exports. North African and Middle Eastern geopolitical risks also remained at the forefront of investors' minds. On the other side of the globe, the U.S. market was perceived as a relatively safe place for investors, as economic indicators such as unemployment and housing starts seemed to indicate that conditions were improving or at least not deteriorating. Indeed, the U.S. market and the U.S. dollar outperformed quite significantly most other global markets and currencies during the first half of 2012.

From a sector perspective, the biggest beneficiaries of improvement in U.S. investor sentiment were information technology, financials and consumer discretionary. Meanwhile, energy, materials and utilities underperformed due to global slowdown fears. On a regional basis, in addition to strong U.S. performance, emerging markets outperformed, while Japan and Europe were the worst performing regional markets.

With this market backdrop, the Global Women's Equality Fund benefited from regional allocation decisions, particularly from the Fund's exposure to outperforming emerging markets and from its underexposure to Japan. The Fund lost ground from sector allocation decisions, mostly from an underweight to

June 30, 2012

Pax World Global Women's Equality Fund, continued

outperforming financials and an overweight to underperforming energy. Stock selection was also a detractor from performance, particularly in the U.S. and Japan and in the telecommunications and consumer staples sectors. The global markets during the first six months of 2012 were characterized by macro-driven buying and selling, market conditions under which the Fund's long-term, fundamentally-focused strategy went mostly unrewarded.

Can you discuss any significant changes to the Fund's positioning throughout the period? On a regional basis, we increased exposure to Europe and emerging markets in the Fund at the expense of exposure to the UK and Canada. From a sector perspective, we increased exposure to energy and financials mostly at the expense of telecommunications and healthcare. Part of the shift from telecommunications into financials was due to the reclassification of American Tower Corp. from telecommunications to financials.

During the first six months of 2012, new positions in the Fund include handbag designer and retailer Vera Bradley, Inc., French insurer AXA SA, Spanish and German telecommunications companies Telefonica SA, ADR and Deutsche Telekom AG, Japanese software maker Trend Micro, Inc., Turkiye Halk Bankasi, and technology company Xerox Corp.

During the first half the Fund liquidated positions in software patent company Interdigital, Dutch telecom Koninklijke KPN NA, Taiwanese telecom Chunghwa Telecom Co., Ltd., ADR, UK retailer Marks & Spencer Group PLC, Japanese disc and optical equipment manufacturer Hoya Corp., agricultural equipment supplier Deere & Co., medical equipment company St. Jude Medical, Inc., and German retailer Metro AG.

What portfolio holdings contributed positively to performance? Time Warner Cable, Inc., Turkiye Halk Bankasi and Natura Cosmeticos SA were among the top contributors to performance for the period.

Time Warner Cable, a leading diversified media company, rose over 30% during the first six months based on expectations of high price increases for commercial time for the second half 2012 TV season. The company also benefited from an attractive stock buyback announced in late January as well as from a stable-to-improving pay TV video subscriber market in the first half of the year.

June 30, 2012

Turkiye Halk Bankasi is a Turkish bank that focuses on banking to small- and medium-sized Turkish enterprises. The stock returned almost 16% during the first half and this strong performance, along with a large holding in the Fund, made Halkbank the largest positive contributor to returns. Much of this performance was based on investor appreciation of Halkbank's strong balance sheet, high capital ratio, strongly growing loan portfolio, high returns on assets and equity, and lack of exposure to non-Turkish sovereign financial instruments.

Natura Cosmeticos SA is a Brazilian cosmetics company that employs a direct selling model for all of its cosmetics sales. The company has over 1 million sales associates in Brazil and over 200,000 in other Latin American markets. Despite the decline in the Brazilian Real during the first half, Natura returned over a 23% return due to the growth the company is experiencing in Latin America, along with high returns on equity and assets and a 4% dividend yield.

What portfolio holdings detracted from performance? Among the companies that hurt Fund performance most during the period were Baker Hughes, Inc., Statoil ASA, ADR and Shiseido, Co., Ltd..

Baker Hughes is an energy service company. They provide products and services for oil and gas exploration. In March the company preannounced a profit warning. Natural gas rig counts continued to decline, which hurt first half revenues. In addition, the company's international expansion, which was supposed to provide better growth and profitability, progressed more slowly than expected. The stock declined about 15% during the first half of the year.

Statoil is a Norwegian integrated oil producer. The stock declined over 3% during the first half of the year due to global growth slowdown concerns that had a disproportionate impact on the energy sector.

Shiseido is a leading global player in cosmetics with favorable trends including a rising standard of living tailwind in the developing economies. During the first half of the year, Shiseido lost about 13%, lagging the Japanese and global markets due to continuation of declining sales in Japan and uncertainty in the market regarding the success of Shiseido's cost cutting plan.

June 30, 2012

Pax World Global Women's Equality Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2012

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWEX	3.77%	-7.94%	6.65%	-3.66%	1.88%
Institutional Class[1,2]	PXWIX	3.82%	-7.79%	6.88%	-3.42%	2.05%
MSCI World (Net) Index[3,6]		5.91%	-4.98%	10.97%	-2.96%	5.18%
MSCI World Large Cap (Net) Index[4,6]		6.18%	-4.13%	10.52%	-2.89%	4.71%
Lipper Global Large-Cap Core Funds Index[5,6]		6.40%	-4.15%	11.73%	-1.73%	4.80%

Total returns for periods of less than one year have not been annualized.

1Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, acquired Women's Equity Fund, a series of Professionally Managed Portfolios ("Old Women's Equity Fund"), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women's Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women's Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

3Effective January 1, 2012, the performance benchmark of the Global Women's Equality Fund changed from the MSCI World Large Cap (Net) Index to the MSCI World (Net) Index. The Fund believes that the MSCI World Index better represents the investment strategies of the Global Women's Equality Fund and its global focus. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes. Investors cannot invest directly in any index.

4The MSCI World Large Cap Index is a subset of the MSCI World Index, and has a target coverage range of approximately 70% of the free float-adjusted market capitalization within the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore,

June 30, 2012

Spain, Sweden, Switzerland, the United Kingdom and the United States. Performance for the MSCI World Large Cap Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes.

5The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper's Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

6Unlike the Global Women's Equality Fund, the MSCI World (Net) Index, the MSCI World Large Cap (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	51.4%
Foreign Stocks	46.3%
Exchange Traded Funds: Commodity	2.3%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Statoil ASA, ADR	3.2%
Pfizer, Inc.	2.4%
National Australia Bank, Ltd.	2.2%
Teva Pharmaceutical Industries, Ltd., ADR	2.1%
3M Co.	2.1%
Bayerische Motoren Werke AG	2.0%
General Mills, Inc.	2.0%
Bank of New York Mellon Corp., The	2.0%
Fortum Oyj	1.9%
Hennes & Mauritz AB, B Shares	1.9%
Total	21.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2012

Pax World Global Women's Equality Fund, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	18.2%
Information Technology	13.7%
Energy	12.2%
Health Care	11.2%
Consumer Discretionary	10.8%
Consumer Staples	10.6%
Industrials	10.3%
Materials	5.5%
Telecommunication Services	3.4%
Utilities	1.9%
Exchange Traded Funds	2.3%
Other	-0.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographic Diversification

Country	Percent of Net Assets
United States	51.5%
United Kingdom	7.9%
Canada	5.1%
Japan	4.8%
Switzerland	4.5%
Australia	4.1%
Germany	3.3%
Norway	3.2%
Israel	2.1%
Finland	1.9%
Sweden	1.9%
Brazil	1.6%
Turkey	1.6%
Poland	1.4%
Spain	1.0%
France	1.0%
South Africa	0.9%
Exchange Traded Funds	2.3%
Other	-0.1%
Total	100.0%

June 30, 2012

Pax World Global Environmental Markets Fund (Formerly the Pax World Global Green Fund)

Co-Portfolio Managers

Bruce Jenkyn-Jones
& Ian Simm

Sub-Adviser

Impax Asset
Management Ltd.

Portfolio Managers' Comments

How did the Pax World Global Environmental Markets Fund perform for the period? For the six-month period ended June 30, 2012, the Individual Investor Class, Institutional Class and R Class of the Fund had total returns of 5.24%, 5.22% and 5.07%, respectively, versus 5.91% for the MSCI World (Net) Index and 2.59% for the FTSE Environmental Opportunities Index Series.

What factors contributed to the Fund's performance? The first half of 2012 (the "Period") saw a volatile macro environment, with strong performance in Q1 being overshadowed by a weaker environment in Q2. This was driven by the on-going Eurozone crisis, uncertainty about the strength of the U.S. recovery, and weaker economic data from China. This drove a market preference for high quality, more defensive business models with strong earnings visibility.

Within the portfolio, high quality, niche companies with good pricing power or an operating expenditure (rather than a capital expenditure) focus held up well in the market volatility. Those reporting Q1 results that exceeded market expectations also drove performance. A relatively healthy macro environment in the U.S. with generally positive industrial data aided performance, particularly in Q1. Recovery was noted in the pollution monitoring and testing sub-sector following a weak second half of 2011 and better than expected federal budget allocations to key end markets. Global water utilities performed well due to their defensive characteristics.

Merger and acquisition ("M&A") activity and associated sentiment continued to be a positive contributor to performance throughout the Period, with acquisitions completed at full valuations.

Can you discuss any significant changes to the Fund's positioning throughout the period? Over the Period we reduced our positions in cyclical stocks relating to consumer electronics and exposures where sovereign risks are of particular concern. Positions that were reduced included Epistar Corp. (LED manufacturer, Taiwan)

June 30, 2012

Pax World Global Environmental Markets Fund, continued

and Prysmian SPA (industrial energy efficiency, Italy) respectively; the latter we also eliminated due to balance sheet concerns. We reduced our exposure to renewable energy companies such as EDP Renovaveis S/A (renewable IPP, Spain) due to a lack of visibility on global growth and on-going negative momentum in government subsidy schemes for the industry in key geographies.

We increased our exposure to high quality, more defensive companies with good earnings visibility. These included water utility companies Pennon Group PLC (UK), China Everbright International LLC (Hong Kong) and American Water Works Co. (U.S.), and in the pollution monitoring and testing sub-sector, Agilent Technologies, Inc. (environmental testing & gas sensing, U.S.), Thermo Fisher Scientific, Inc. (analytical instruments, U.S.) and Campbell Brothers, Ltd. (environmental testing, Australia).

What portfolio holdings contributed positively to performance? The top performing stock over the period was China Everbright (water and waste treatment, Hong Kong), which outperformed on an improving project pipeline, good earnings visibility and high growth prospects. Improving industrial data drove performance of Ecolab, Inc. (water treatment equipment, U.S.), Roper Industries, Inc. (automated meter reading technology, U.S.), LeGrand SA (buildings energy efficiency, France) and Stericycle, Inc. (medical waste treatment, U.S.).

Cooper Industries PLC, Class A (electrical equipment, U.S.) performed well on the announcement of a proposed acquisition by Eaton, whilst ENN Energy Holding, Ltd. (natural gas distribution, China) rose when a deal to purchase China Gas, which had proved unpopular with investors, did not go ahead.

IMI PLC (water and energy management, UK) and Delta Electronics, Inc. (power electronics, Taiwan) both rose following strong Q1 results that beat market expectations.

What portfolio holdings detracted from performance? Stocks with exposure to sovereign risk and the reduction in renewable energy subsidies weighed on performance, impacting EDP Renovaveis S/A (renewable IPP, Spain) and Abengoa SA (bioethanol & recycling, Spain).

The late Q2 deterioration in industrial manufacturing data led to underperformance of Johnson Controls, Inc. (building controls, U.S.), Agilent (environmental testing & gas sensing, U.S.), Watts Water Technologies, Inc. (water

June 30, 2012

control pumps, U.S.), Pall Corp. (filtration, U.S.) and Air Products & Chemicals, Inc. (industrial gases, U.S.).

Fears over a deceleration in Chinese growth caused China Longyuan Power Group Corp. (renewable IPP, China) and Yingde Gases Group Co., Ltd. (industrial gases, Hong Kong) to fall.

June 30, 2012

Pax World Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2011

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 year	Since Inception
Individual Investor Class[1]	PGRNX	5.24%	-9.82%	7.33%	-1.83%
Institutional Class[1]	PGINX	5.22%	-9.68%	7.60%	-1.60%
R Class[1]	PGRGX	5.07%	-10.13%	7.07%	-2.11%
MSCI World (Net) Index[2,4]		5.91%	-4.98%	10.97%	-1.36%
FTSE Environmental Opportunities Index Series[3,4]		2.59%	-18.17%	9.48%	N/A

Total returns for periods of less than one year have not been annualized.

1The Fund's inception date is March 27, 2008. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

3The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. ("Impax") with FTSE International. Impax is also the sub-adviser to the Pax World Global Environmental Markets Fund.

4Unlike the Global Environmental Markets Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
Foreign Stocks	52.9%
U.S. Stocks	44.2%
Cash & Cash Equivalents	2.9%
Total	100.0%

June 30, 2012

Top Ten Holdings

Company	Percent of Net Assets
Air Products & Chemicals, Inc.	3.6%
China Everbright International, Ltd.	3.6%
Johnson Controls, Inc.	3.5%
GEA Group AG	3.5%
Emerson Electric Co.	3.4%
Legrand SA	3.3%
Pall Corp.	3.2%
ENN Energy Holdings, Ltd.	3.2%
Pennon Group PLC	3.1%
Xylem, Inc.	3.0%
Total	33.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
Renewable & Alternative Energy		4.3%
	Other Renewables Equipment	1.5%
	Renewable Energy Developers & IPPs*	1.8%
	Biofuels	1.0%
Energy Efficiency		32.5%
	Power Network Efficiency	7.0%
	Industrial Energy Efficiency	10.5%
	Buildings Energy Efficiency	10.4%
	Diversified Energy Efficiency	4.6%
Water Infrastructure & Technologies		24.4%
	Water Infrastructure	11.7%
	Water Treatment Equipment	6.3%
	Water Utilities	6.4%
Pollution Control		16.4%
	Pollution Control Solutions	6.5%
	Environmental Testing & Gas Sensing	9.9%
Waste Management & Technologies		10.2%
	Waste Technology Equipment	3.6%
	Hazardous Waste Management	2.7%
	General Waste Management	3.9%
Diversified Environmental		9.9%
	Diversified Environmental	9.9%
Other		2.3%
Total		100.0%

*IPPs: Independent Power Producers

May include companies representing multiple industries within a single "Sector".

June 30, 2012

Pax World Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

Geographic Diversification

Country	Percent of Net Assets
United States	44.5%
Germany	8.7%
United Kingdom	8.5%
Japan	7.7%
France	5.7%
Hong Kong	5.5%
China	5.0%
Taiwan	3.6%
Belgium	1.7%
Finland	1.6%
Australia	1.6%
Ireland	1.6%
Philippines	1.0%
Spain	1.0%
Cash & Other Assets and Liabilities	2.3%
Total	100.0%

June 30, 2012

Sustainable Investing

Senior Vice President for
Sustainable Investing

Julie Gorte, Ph.D.

Sustainability Update

2012 has been a very active year for shareowner activists. There were nearly 400 shareholder resolutions filed, over half of them in just two areas: political spending and environment. Pax World was active in both areas, filing three resolutions on corporate governance issues (two on corporate political activity and one on board diversity) and one on an environmental issue.

Pax World has a strong history of using the tools at our disposal to support women's empowerment, and nowhere is this more needed than in the boardroom and executive suite. We were pleased that we were able to withdraw our shareholder proposal with Roper Industries, a manufacturer of high-tech, customized electronic equipment, after the company agreed to modify its nominating committee charter for directors to include making gender diversity a part of every director search.

This year, as a Presidential election year, is also going to bring intense focus to corporate political spending, both on campaigns and lobbying. Even without the campaign, 2012 has already been a landmark year for corporate political activity due to the killing of Trayvon Martin in Florida. This dreadful incident brought into sharp focus the activities of the American Legislative Exchange Council (ALEC), which advocated that states adopt so-called Stand Your Ground laws, which allow people to use deadly force to defend themselves if they believe that there is a threat without a duty to retreat. Florida, where Mr. Martin was killed, had passed a Stand Your Ground statute. ALEC's legislative activities began to come under the spotlight after Mr. Martin was killed. Investor attention focused on companies that funded ALEC, and Pax World signed on to a letter sent to companies that were members of ALEC, but whose own policies were inconsistent with the positions taken by ALEC. By the end of May, sixteen companies had announced that they had ended their membership.

Pax World also filed two resolutions asking companies to disclose on what and with whom they spent money on lobbying. Pax World's resolution at Target Corp (TGT) sought increased disclosure of Target's lobbying priorities and its position

June 30, 2012

Sustainability Update, continued

on several public policy issues. After discussion, Target agreed to provide statements detailing its position on its top lobbying priorities. Target also agreed to include a statement about how it determined what its top lobbying priorities were, and the company has committed to updating its position statements on its top lobbying priorities each year, making changes as its lobbying priorities change.

We filed a similar resolution with Amgen, which appeared on the company's proxy and was voted on by its shareholders at its annual meeting. This resolution got a vote in favor of nearly 25% (not counting abstentions and broker non-votes). While it did not pass, the results show that a significant proportion of the company's shareholders are interested in the company being more transparent about its lobbying expenditures.

Finally, Pax World co-filed with Calvert a shareholder proposal at Amazon asking the company to report on climate change and energy use. Amazon, like other major providers of web content, operates large server farms that, according to Greenpeace, may consume as much electricity as a small city.1 Our proposal received a vote of 21% in favor, not counting abstentions and broker non-votes.

This is what successful advocacy often looks like: a couple of productive negotiations with companies and a couple of respectable votes. The reality is that advocacy rarely, if ever, achieves instant and total success. The private sector is a big ship, and big ships don't turn on a dime. But they do turn, and it's good to have a hand on the wheel.

1Greenpeace, "How Clean is Your Cloud?" April 27, 2012, http://www.greenpeace.org/international/en/publications/ Campaign-reports/Climate-Reports/How-Clean-is-Your-Cloud/.

Pax World ESG Criteria

Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:

Environment

•  Air, water & soil emissions

•  Pollution prevention

•  Recycling & waste reduction

•  Energy & resource efficiency

•  Use of clean & renewable energy

•  Climate change initiatives

•  Promoting sustainable development

Workplace

•  Diversity

•  Equal opportunity

•  Workplace health & safety

•  Labor-management relations

•  Vendor standards

•  Human rights

Corporate Governance

•  Board independence & diversity

•  Executive compensation

•  Auditor independence

•  Shareholder rights

•  Disclosure & transparency

•  Business ethics

•  Legal & regulatory compliance

Product Integrity

•  Product health & safety

•  Animal welfare

•  Consumer issues

•  Emerging technology issues

Community

•  Community commitment & relationships

•  Philanthropic activities

•  Responsible lending practices

June 30, 2012

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Global Women's Equality, or Global Environmental Markets Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2012 and ending on June 30, 2012.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

June 30, 2012

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Return	Beginning Account Value (1/1/12)	Ending Account Value (6/30/12)	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,048.40	0.94%	$4.79
Balanced Fund - Institutional	1,000.00	1,049.70	0.69%	3.52
Balanced Fund - R	1,000.00	1,047.00	1.19%	6.06
Growth Fund - Individual Investor	1,000.00	1,047.70	1.29%	6.57
Growth Fund - Institutional	1,000.00	1,048.40	1.04%	5.30
Growth Fund - R	1,000.00	1,046.00	1.54%	7.83
Small Cap Fund - Individual Investor	1,000.00	1,039.20	1.24%	6.29
Small Cap Fund - Institutional	1,000.00	1,040.00	0.99%	5.02
Small Cap Fund - R	1,000.00	1,038.30	1.49%	7.55
International Fund - Individual Investor	1,000.00	1,017.00	1.40%	7.02
International Fund - Institutional	1,000.00	1,016.80	1.15%	5.77
International Fund - R	1,000.00	1,015.10	1.65%	8.27
High Yield Bond Fund - Individual Investor	1,000.00	1,056.40	0.96%	4.91
High Yield Bond Fund - Institutional	1,000.00	1,059.20	0.71%	3.64
High Yield Bond Fund - R	1,000.00	1,056.60	1.21%	6.19
Global Women's Equality Fund - Individual Investor	1,000.00	1,037.70	1.24%	6.28
Global Women's Equality Fund - Institutional	1,000.00	1,038.20	0.99%	5.02
Global Environmental Markets Fund - Individual Investor	1,000.00	1,052.40	1.40%	7.14
Global Environmental Markets Fund - Institutional	1,000.00	1,052.20	1.15%	5.87
Global Environmental Markets Fund - R	1,000.00	1,050.70	1.65%	8.41

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period beginning on January 1, 2012 and ending on June 30, 2012).

June 30, 2012

Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)	Beginning Account Value (1/1/12)	Ending Account Value (6/30/12)	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,020.19	0.94%	$4.72
Balanced Fund - Institutional	1,000.00	1,021.43	0.69%	3.47
Balanced Fund - R	1,000.00	1,018.95	1.19%	5.97
Growth Fund - Individual Investor	1,000.00	1,018.45	1.29%	6.47
Growth Fund - Institutional	1,000.00	1,019.69	1.04%	5.22
Growth Fund - R	1,000.00	1,017.21	1.54%	7.72
Small Cap Fund - Individual Investor	1,000.00	1,018.70	1.24%	6.22
Small Cap Fund - Institutional	1,000.00	1,019.94	0.99%	4.97
Small Cap Fund - R	1,000.00	1,017.45	1.49%	7.47
International Fund - Individual Investor	1,000.00	1,017.90	1.40%	7.02
International Fund - Institutional	1,000.00	1,019.14	1.15%	5.77
International Fund - R	1,000.00	1,016.66	1.65%	8.27
High Yield Bond Fund - Individual Investor	1,000.00	1,020.09	0.96%	4.82
High Yield Bond Fund - Institutional	1,000.00	1,021.33	0.71%	3.57
High Yield Bond Fund - R	1,000.00	1,018.85	1.21%	6.07
Global Women's Equality Fund - Individual Investor	1,000.00	1,018.70	1.24%	6.22
Global Women's Equality Fund - Institutional	1,000.00	1,019.94	0.99%	4.97
Global Environmental Markets Fund - Individual Investor	1,000.00	1,017.90	1.40%	7.02
Global Environmental Markets Fund - Institutional	1,000.00	1,019.41	1.15%	5.77
Global Environmental Markets Fund - R	1,000.00	1,016.66	1.65%	8.27

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period beginning on January 1, 2012 and ending on June 30, 2012).

June 30, 2012

Schedule of Investments (Unaudited)

Pax World Balanced Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 68.9%
Consumer Discretionary: 5.3%
BorgWarner, Inc. (a)(f)	166,098	$10,894,368
Comcast Corp., Class A (d)	200,000	6,394,000
Darden Restaurants, Inc.	130,000	6,581,900
Ethan Allen Interiors, Inc. (f)	235,000	4,683,550
Ford Motor Co. (f)	1,250,000	11,987,500
Hennes & Mauritz AB, B Shares	135,000	4,845,678
Johnson Controls, Inc. (f)	370,000	10,252,700
Macy's, Inc.	160,000	5,496,000
Starbucks Corp.	210,000	11,197,200
Target Corp. (d)	160,000	9,310,400
Time Warner, Inc. (d)	340,000	13,090,000
		94,733,296
Consumer Staples: 2.9%
Ingredion, Inc.	588,860	29,160,347
Natura Cosmeticos SA	210,000	4,914,115
PepsiCo, Inc.	40,000	2,826,400
Procter & Gamble Co., The	250,000	15,312,500
		52,213,362
Energy: 8.7%
Baker Hughes, Inc.	720,410	29,608,851
Ensco PLC, Class A, ADR, ADR	449,300	21,103,621
EQT Corp. (f)	645,300	34,607,439
Noble Energy, Inc.	149,800	12,706,036
Penn West Petroleum, Ltd.	280,000	3,756,802
Rosetta Resources, Inc. (a)	295,725	10,835,364
Sasol Ltd., ADR	149,900	6,363,255
Statoil ASA, ADR	921,825	21,994,745
Suncor Energy, Inc. (f)	558,200	16,159,889
		157,136,002
Financials: 8.6%
ACE, Ltd.	90,000	6,671,700
American Express Co.	260,000	15,134,600
American Tower Corp., REIT	811,867	56,757,622
Bank of New York Mellon Corp., The	421,300	9,247,535
BlackRock, Inc.	77,500	13,161,050
Charles Schwab Corp., The	616,882	7,976,284
Digital Realty Trust, Inc., REIT (f)	150,000	11,260,500
Hospitality Properties Trust, REIT	200,000	4,954,000
JPMorgan Chase & Co.	241,725	8,636,834
Plum Creek Timber Co., Inc., REIT (f)	239,579	9,511,286
State Street Corp.	270,600	12,079,585
		155,390,996

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 5.2%
Amgen, Inc.	302,371	$22,085,178
Becton Dickinson & Co. (f)	523,530	39,133,868
Pfizer, Inc. (d)	370,000	8,510,000
Roche Holding AG	122,500	21,159,782
Thermo Fisher Scientific, Inc.	50,000	2,595,500
		93,484,328
Industrials: 10.2%
3M Co.	30,000	2,688,000
ABB, Ltd., ADR (a)	540,000	8,812,800
Bombardier, Inc., Class B	862,100	3,404,029
Chicago Bridge & Iron Co. NV	70,000	2,657,200
Cummins, Inc.	228,698	22,163,123
Deere & Co.	568,900	46,006,943
Eaton Corp. (f)	185,000	7,331,550
Emerson Electric Co. (d)	516,534	24,060,154
FTI Consulting, Inc. (a)	10,000	287,500
Genesee & Wyoming, Inc., Class A (a)	170,000	8,982,800
Nordson Corp.	258,800	13,273,852
Pentair, Inc. (f)	190,000	7,273,200
Stericycle, Inc. (a)	85,000	7,791,950
Timken Co.	373,800	17,116,302
United Parcel Service, Inc., Class B	80,000	6,300,800
United Rentals, Inc. (a)	10,000	340,400
Xylem, Inc.	225,000	5,663,250
		184,153,853
Information Technology: 17.2%
Apple, Inc. (a)(d)	110,000	64,240,000
Citrix Systems, Inc. (a)	10,000	839,400
Cognizant Technology Solutions, Class A (a)	140,594	8,435,640
Corning, Inc. (f)	525,000	6,788,250
EMC Corp. (a)	2,031,899	52,077,571
Facebook, Inc., Class B (a)(b)(c)	405,000	11,635,650
Google, Inc., Class A (a)	27,760	16,102,743
IBM	115,000	22,491,700
Intuit, Inc.	795,000	47,183,250
Nintendo Co., Ltd.	42,500	4,963,191
Oracle Corp.	360,000	10,692,000
Paychex, Inc.	135,000	4,240,350
Qualcomm, Inc.	880,900	49,048,513
Taiwan Semiconductor Manu. Co., Ltd., ADR (f)	430,399	6,008,370
Teradata Corp. (a)	75,000	5,400,750
		310,147,378

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials: 4.4%
Air Products & Chemicals, Inc. (f)	65,000	$5,247,450
Ecolab, Inc.	110,000	7,538,300
Nucor Corp.	370,000	14,023,000
Potash Corp. of Saskatchewan, Inc.	210,000	9,174,900
Rio Tinto PLC, ADR (f)	357,200	17,077,732
Syngenta AG, ADR	330,000	22,585,200
Vale SA, ADR (f)	200,000	3,970,000
		79,616,582
Telecommunication Services: 3.4%
America Movil SAB de CV, Series L, ADR	1,221,334	31,827,964
AT&T, Inc.	25,000	891,500
Vodafone Group PLC, ADR	1,003,700	28,284,265
		61,003,730
Utilities: 3.0%
CenterPoint Energy, Inc.	365,100	7,546,617
ONEOK, Inc.	1,014,256	42,913,171
Xcel Energy, Inc.	95,000	2,698,950
		53,158,738
TOTAL COMMON STOCKS (Cost $1,051,232,522)		1,241,038,265
EXCHANGE TRADED FUNDS: 0.5%
iShares Barclays TIPS Bond Fund	50,100	5,996,970
SPDR Gold Shares (a)	15,250	2,366,648
TOTAL EXCHANGE TRADED FUNDS (Cost $6,431,144)		8,363,618
BONDS: 30.1%
Community Investment Notes: 0.3%
Calvert Social Investment Foundation, 1.000%, 01/15/15	$3,000,000	3,000,000
CINI Investment Note, 2.000%, 10/18/14 (c)	250,000	250,005
Self Help Venture Note, 4.228%, 01/28/15 (c)	2,000,000	2,000,354
Total Community Investment Notes (Cost $5,250,000)		5,250,359

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS: 12.7%
Consumer Discretionary: 0.8%
Best Buy Co., Inc., 3.750%, 03/15/16 (f)	$2,396,000	$2,341,235
Harley-Davidson Funding Corp., 144A, 5.250%, 12/15/12 (e)	3,000,000	3,049,731
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	2,321,000	2,634,697
Time Warner Cable, Inc., 6.750%, 07/01/18	3,000,000	3,659,178
VF Corp., 5.950%, 11/01/17	2,235,000	2,650,484
		14,335,325
Consumer Staples: 1.4%
Anheuser-Busch InBev Worldwide, 5.375%, 11/15/14	3,052,000	3,366,469
Anheuser-Busch InBev Worldwide, 3.625%, 04/15/15	1,175,000	1,258,976
Estee Lauder Co., Inc., 7.750%, 11/01/13	5,000,000	5,465,080
Ingredion, Inc., 3.200%, 11/01/15	500,000	521,990
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,231,254
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,306,454
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	6,131,895
Kraft Foods, Inc., 6.125%, 08/23/18	2,000,000	2,437,004
		24,719,122
Energy: 0.8%
ONEOK Partners, LP, 8.625%, 03/01/19	3,775,000	4,905,401
Southern Union Co., 3.483%, 11/01/66	2,600,000	2,128,750
Southwestern Energy Co., 7.500%, 02/01/18	3,000,000	3,603,291
Statoil ASA, 144A, 5.125%, 04/30/14 (e)	3,000,000	3,228,693
Talisman Energy, Inc., 3.750%, 02/01/21	1,000,000	1,003,988
		14,870,123

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financials: 4.5%
American Express Bank, FSB, 5.500%, 04/16/13	$2,000,000	$2,075,042
American Express Centurion Bank, 5.550%, 10/17/12	2,000,000	2,028,250
American Express Co., 7.000%, 03/19/18	1,000,000	1,239,288
American Honda Finance Corp., 144A, 6.700%, 10/01/13 (e)	3,000,000	3,220,011
American Tower Corp., REIT, 7.250%, 05/15/19	1,665,000	1,955,666
Bank of New York Mellon Corp., The, 4.300%, 05/15/14	4,000,000	4,266,464
Bank of New York Mellon Corp., The, 2.950%, 06/18/15	3,000,000	3,164,481
BB&T Corp., 2.050%, 04/28/14	3,000,000	3,062,697
BB&T Corp., 1.166%, 04/28/14	500,000	503,000
BB&T Corp., 6.850%, 04/30/19	2,000,000	2,525,798
Bear Stearns Cos. LLC, 6.950%, 08/10/12	2,000,000	2,012,624
Branch Banking & Trust Co./Wilson NC, 0.788%, 09/13/16	2,000,000	1,892,592
Credit Suisse New York, 5.000%, 05/15/13	4,855,000	5,007,656
Fifth Third Bank, 0.576%, 05/17/13	1,347,000	1,342,426
HSBC Holdings, PLC, 5.100%, 04/05/21	2,000,000	2,236,892
International Finance Corp., 2.250%, 04/28/14	2,000,000	2,063,728
JPMorgan Chase & Co., 5.125%, 09/15/14	2,000,000	2,125,876
JPMorgan Chase & Co., 3.700%, 01/20/15	2,000,000	2,087,430
JPMorgan Chase & Co., 3.400%, 06/24/15	2,000,000	2,075,690
JPMorgan Chase & Co., 7.000%, 03/16/16 (i)(US)	3,000,000	3,210,894
JPMorgan Chase & Co., 3.250%, 11/23/16	2,000,000	1,992,294
JPMorgan Chase & Co., 1.467%, 05/27/21	2,000,000	2,002,686
JPMorgan Chase Bank N.A., 0.798%, 06/13/16	2,000,000	1,864,488

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Monumental Global Funding, Ltd., 144A, 5.500%, 04/22/13 (e)	$2,000,000	$2,070,650
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,388,676
PNC Funding Corp., 5.250%, 11/15/15	2,000,000	2,204,804
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	3,156,528
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,444,380
Prudential Financial, Inc., 4.300%, 11/02/20	3,000,000	3,095,100
State Street Corp., 4.956%, 03/15/18	4,010,000	4,299,855
Toyota Motor Credit Corp., 3.800%, 01/18/15	2,000,000	1,995,480
Willis North America, Inc., 5.625%, 07/15/15	4,895,000	5,314,638
		80,926,084
Health Care: 1.9%
Agilent Technologies, Inc., 5.500%, 09/14/15	3,000,000	3,359,673
Becton, Dickinson & Co., 3.250%, 11/12/20	3,000,000	3,165,126
Biogen Idec, Inc., 6.875%, 03/01/18	2,500,000	3,054,788
Celgene Corp., 2.450%, 10/15/15	2,000,000	2,050,242
Celgene Corp., 3.950%, 10/15/20	2,000,000	2,104,530
Express Scripts, Inc., 6.250%, 06/15/14	3,000,000	3,281,694
Teva Pharmaceutical Finance Co. LLC, 5.550%, 02/01/16	2,000,000	2,270,594
Teva Pharmaceutical Finance III, 0.968%, 03/21/14	3,000,000	3,006,684
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,000,000	2,142,920
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,563,973
UnitedHealth Group, Inc., 4.875%, 03/15/15	119,000	130,462
UnitedHealth Group, Inc., 5.375%, 03/15/16	4,000,000	4,592,892

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
UnitedHealth Group, Inc., 6.000%, 02/15/18	$2,500,000	$3,028,807
		34,752,385
Industrials: 1.1%
Atlas Copco AB, 144A, 5.600%, 05/22/17 (e)	2,505,000	2,844,971
CSX Corp., 7.375%, 02/01/19	2,000,000	2,554,712
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,206,142
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,453,886
Pentair, Inc., 5.000%, 05/15/21	4,050,000	4,497,833
Ryder System, Inc., 6.000%, 03/01/13	2,000,000	2,058,940
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,273,148
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,202,834
		19,092,466
Information Technology: 1.0%
Adobe Systems, Inc., 3.250%, 02/01/15	2,000,000	2,103,064
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,286,634
CA, Inc., 5.375%, 12/01/19	3,000,000	3,381,786
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,750,216
IBM Corp., 2.100%, 05/06/13	1,435,000	1,454,358
IBM Corp., 2.000%, 01/05/16	1,750,000	1,808,452
IBM Corp., 5.700%, 09/14/17	5,000,000	6,018,360
		18,802,870
Materials: 0.3%
Potash Corp of Saskatchewan, Inc., 3.250%, 12/01/17	2,000,000	2,149,146
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,427,104
		5,576,250

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunication Services: 0.7%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(h)(MX)	$52,000,000	$4,284,475
AT&T, Inc., 4.850%, 02/15/14	2,500,000	2,664,195
Virgin Media Finance PLC, 6.500%, 01/15/18	1,000,000	1,092,500
Vodafone Group PLC, 6.750%, 01/10/13 (i)(UK)	3,000,000	3,106,807
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,513,976
		14,661,953
Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	3,000,000	3,516,237
TOTAL CORPORATE BONDS (Cost $216,140,390)		231,252,815
U.S. GOVERNMENT AGENCY BONDS: 5.6%
Federal Farm Credit Bank (Agency): 1.0%
3.850%, 02/11/15	4,000,000	4,350,440
5.500%, 08/22/19	1,900,000	2,401,762
2.540%, 11/21/19	4,000,000	4,017,920
2.150%, 02/14/20	3,000,000	3,000,324
2.800%, 11/09/20	4,000,000	4,027,048
		17,797,494
Federal Home Loan Bank System (Agency): 0.6%
5.000%, 09/14/12	2,500,000	2,523,848
4.110%, 09/27/13	4,000,000	4,188,928
5.625%, 06/13/16	2,000,000	2,307,030
1.000%, 10/11/19	2,500,000	2,500,342
		11,520,148
Freddie Mac (Agency): 1.2%
1.375%, 01/09/13	1,000,000	1,006,078
0.600%, 01/24/14	3,000,000	3,003,495
1.000%, 12/19/14	2,000,000	2,003,382
0.550%, 02/27/15	3,000,000	3,003,225
1.150%, 12/30/15	2,000,000	2,016,120
1.000%, 01/27/16	2,000,000	2,015,100
0.500%, 09/28/16	3,000,000	3,002,706
1.250%, 06/27/18	3,000,000	2,999,289
2.000%, 11/29/18	2,000,000	2,031,972
		21,081,367

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Fannie Mae (Agency): 2.8%
4.000%, 01/28/13	$7,000,000	$7,145,306
4.000%, 04/02/13	3,000,000	3,084,579
1.000%, 11/07/14	3,325,000	3,331,803
0.750%, 01/30/15	3,000,000	3,008,820
1.100%, 12/28/15	3,000,000	3,007,611
2.000%, 03/10/16	3,000,000	3,143,097
1.500%, 10/26/16	3,000,000	3,011,043
1.750%, 11/14/16	2,000,000	2,008,502
1.300%, 01/30/17	6,000,000	6,027,474
1.100%, 02/21/17	4,000,000	4,005,744
2.200%, 10/27/17	5,000,000	5,299,295
2.000%, 03/26/19	3,000,000	3,023,913
3.000%, 06/27/19	2,000,000	2,063,936
2.000%, 10/30/19	2,000,000	2,012,832
		50,173,955
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $98,438,418)		100,572,964
GOVERNMENT BONDS: 0.8%
Canadian Government, 2.500%, 06/01/15 (g)(CA)	3,000,000	3,064,237
Private Export Funding Corp., 4.974%, 08/15/13	2,000,000	2,105,246
U.S. Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,340,770
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,992,485
TOTAL GOVERNMENT BONDS (Cost $12,879,515)		14,502,738
MUNICIPAL BONDS: 21.3%
Alderwood Washington Water & Waste. Distr., 5.150%, 12/01/25	2,435,000	2,733,945
Florida State Board of Education, 5.250%, 06/01/16	1,180,000	1,386,984
Georgia, The State G.O., 5.000%, 05/01/23	2,000,000	2,417,660
Illinois State Toll Highway Authority, 5.000%, 01/01/23	4,000,000	4,413,880
Illinois State Toll Highway Authority, Series A-1, 5.000%, 01/01/23	2,000,000	2,262,580

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
MUNICIPAL BONDS, continued
Iowa Finance Authority, 3.430%, 08/01/19	$2,000,000	$2,179,440
Metropolitan Washington DC Airport Authority, 4.625%, 10/01/24	3,000,000	3,293,280
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	4,421,603
TOTAL MUNICIPAL BONDS (Cost $20,823,068)		23,109,372
U.S. TREASURY NOTE: 2.5%
3.375%, 06/30/13	1,000,000	1,031,055
1.875%, 07/15/13 (TIPS)	2,505,240	2,567,089
3.125%, 08/31/13	5,000,000	5,166,210
3.125%, 09/30/13 (f)	3,000,000	3,106,407
2.750%, 10/31/13	7,000,000	7,228,872
2.000%, 01/15/14 (TIPS)	3,735,300	3,880,626
1.875%, 07/15/15 (TIPS)	2,956,950	3,217,531
2.000%, 01/15/16 (TIPS)	2,318,260	2,566,386
3.375%, 11/15/19	5,000,000	5,785,550
3.625%, 02/15/20	2,000,000	2,352,970
1.250%, 07/15/20 (TIPS)	4,219,680	4,904,720
2.000%, 11/15/21	3,000,000	3,110,859
TOTAL U.S. TREASURY NOTES (Cost $42,714,670)		44,918,275
MORTGAGE-BACKED SECURITIES: 6.9%
Ginnie Mae (Mortgage-Backed): 0.7%
6.000%, 02/15/19	275,764	304,226
4.000%, 05/15/19	689,586	749,323
6.000%, 05/15/21	376,429	415,320
6.000%, 07/15/21	53,947	59,515
6.000%, 02/15/22	573,301	632,025
4.500%, 11/20/33	1,601,380	1,776,832
1.625%, 11/20/33	2,894,608	3,001,776
1.750%, 05/20/34	1,231,789	1,281,397
6.000%, 08/15/35	957,412	1,077,604
6.000%, 05/20/36	420,245	472,511
6.000%, 01/15/38	1,202,788	1,361,678
6.000%, 01/15/38	551,629	620,019
6.000%, 08/20/38	341,809	383,466
		12,135,692

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed): 1.5%
4.000%, 05/01/14	$216,499	$223,610
5.000%, 08/01/18	804,092	863,616
4.500%, 09/01/18	266,012	286,562
4.000%, 09/01/18	194,010	207,088
5.500%, 10/01/18	285,686	312,766
5.500%, 10/01/18	193,265	210,196
5.000%, 10/01/18	385,324	414,871
5.000%, 11/01/18	227,073	244,521
5.000%, 11/01/18	197,304	211,910
3.500%, 11/01/25	2,303,361	2,424,834
3.500%, 05/01/26	2,226,559	2,343,981
3.500%, 03/01/27	2,923,585	3,116,138
5.500%, 12/01/27	1,554,429	1,698,708
2.525%, 05/01/36	88,109	90,430
2.397%, 11/01/36	2,085,818	2,215,893
3.180%, 04/01/37	891,000	958,647
7.462%, 09/01/37	282,891	310,541
2.535%, 01/01/38	2,311,592	2,453,866
5.000%, 07/01/39	2,151,325	2,334,973
5.000%, 08/01/39	1,550,012	1,682,310
5.500%, 10/01/39	1,910,744	2,090,185
3.500%, 01/01/41	1,761,833	1,850,911
		26,546,557
Fannie Mae (Mortgage-Backed): 4.4%
5.000%, 01/01/14	129,441	135,816
5.000%, 02/01/14	86,123	87,842
4.500%, 07/01/18	978,997	1,054,473
3.500%, 09/01/18	579,013	611,620
3.500%, 10/01/18	78,822	83,260
3.500%, 10/01/18	370,782	391,662
5.000%, 11/01/18	32,268	34,943
5.000%, 11/01/18	226,872	246,387
5.000%, 11/01/18	307,268	334,467
5.000%, 02/01/19	844,365	914,357
4.500%, 11/01/19	618,914	666,243
5.000%, 03/01/20	496,784	538,042
5.000%, 10/01/20	1,100,054	1,201,727
3.500%, 01/01/21	2,169,100	2,301,127
5.000%, 10/01/23	530,292	576,921
3.500%, 10/01/25	1,980,286	2,095,241
3.500%, 01/01/26	2,600,582	2,784,052
3.500%, 02/01/26	2,226,590	2,355,843
3.500%, 08/01/26	5,480,342	5,873,828
3.500%, 08/01/26	3,132,240	3,341,472
3.000%, 11/01/26	1,925,166	2,033,944

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
3.500%, 12/01/26	$3,839,574	$4,110,455
3.000%, 01/01/27	2,846,264	2,986,630
2.500%, 03/01/27	2,938,465	3,034,345
4.000%, 01/01/32	2,348,227	2,529,594
6.500%, 06/01/32	272,650	312,133
5.000%, 12/01/33	2,593,498	2,822,567
2.763%, 12/01/33	180,651	192,593
2.430%, 12/01/33	440,481	469,837
6.000%, 02/01/34	574,767	647,313
2.160%, 05/01/34	1,421,952	1,505,131
2.373%, 07/01/34	2,625,384	2,790,788
2.620%, 01/01/35	902,128	961,676
1.870%, 03/01/35	778,276	810,036
2.690%, 06/01/35	373,896	399,614
5.500%, 10/01/35	1,421,078	1,558,974
6.000%, 04/01/36	211,815	233,944
2.595%, 05/01/36	374,010	400,106
5.287%, 06/01/37	593,997	632,520
2.688%, 09/01/37	5,012,250	5,346,640
6.000%, 03/01/39	1,429,955	1,572,904
5.000%, 03/01/39	2,503,675	2,803,050
4.500%, 09/01/40	1,677,762	1,806,224
4.500%, 01/01/41	2,536,582	2,753,417
4.000%, 02/01/41	2,841,515	3,094,724
4.000%, 03/01/41	3,557,518	3,793,376
3.500%, 10/01/41	2,895,164	3,071,510
		78,303,368
Commercial Mortgage-Backed: 0.3%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	2,178,074
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	2,195,856
		4,373,930
TOTAL MORTGAGE-BACKED SECURITIES (Cost $116,542,000)		121,359,547
TOTAL BONDS (Cost $512,788,061)		540,966,070

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 9.000%, 05/07/13	$100,000	$100,000
Urban Partnership Bank, 0.350%, 09/25/12	248,000	248,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $348,000)		348,000
MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account
(Cost $264,060)	264,060	264,060
TIME DEPOSIT: 0.4%
State Street Euro Dollar Time Deposit, 0.010%, 07/02/12	6,396,000	6,396,000
(Cost $6,396,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.8%
SSgA Institutional U.S. Government Money Market Fund	33,015,157	33,015,157
(Cost $33,015,157)
TOTAL INVESTMENTS: 101.7% (Cost $1,610,474,944)		1,830,391,170
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -1.8%		(33,015,157)
OTHER ASSETS AND LIABILITIES—		2,190,095
(NET): -0.1%
NET ASSETS: 100.0%		$1,799,566,108

(a)  Non income producing security.

(b)  Illiquid security.

(c)  Fair Valued security.

(d)  Security or partial position of this security has been segregated by the custodian to cover options contracts.

(e)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(f)  Security or partial position of this security was on loan as of June 30, 2012. The total market value of securities on loan as of June 30, 2012 was $53,630,485 (Note A).

(g)  Principal amount is in Canadian dollars; value is in U.S. dollars.

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

(h)  Principal amount is in Mexican pesos; value is in U.S. dollars.

(i)  Principal amount is in Australian dollars; value is in U.S. dollars.

ADR  American Depository Receipt

CA  Canada

LP  Limited Partnership

MX  Mexico

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

US  United States

SCHEDULE OF WRITTEN OPTIONS
CALLS:
Apple, Inc. expires January 2013, exercise price $550.00	100	$(730,700)
Apple, Inc. expires January 2013, exercise price $600.00	100	(472,300)
Apple, Inc. expires January 2013, exercise price $27.00	50	(40,050)
Comcast Corp., Class A expires January 2013, exercise price $60.00	300	(168,750)
Emerson Electric Co. expires January 2013, exercise price $22.00	305	(3,050)
Pfizer, Inc. expires December 2012, exercise price $62.50	1,500	(220,500)
Target Corp. expires January 2013, exercise price $40.00	300	(36,900)
Time Warner, Inc. expires January 2013, exercise price $40.00	300	(47,400)
TOTAL WRITTEN CALL OPTIONS (Premiums Received $1,405,872)		$(1,719,650)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Growth Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 96.8%
Consumer Discretionary: 14.1%
Amazon.com, Inc. (a)	5,000	$1,141,750
Autoliv, Inc. (c)	14,900	814,434
BorgWarner, Inc. (a)	21,800	1,429,862
Coach, Inc.	20,500	1,198,840
Comcast Corp., Class A	53,000	1,694,410
Darden Restaurants, Inc.	30,000	1,518,900
Ford Motor Co. (c)	97,500	935,025
Macy's, Inc.	52,000	1,786,200
Marriott International, Inc., Class A	44,000	1,724,800
NIKE, Inc., Class B	18,210	1,598,474
Starbucks Corp.	20,900	1,114,388
Valeo SA	17,500	722,994
VF Corp.	13,200	1,761,540
		17,441,617
Consumer Staples: 8.5%
General Mills, Inc.	61,500	2,370,210
Kimberly-Clark Corp.	22,000	1,842,940
PepsiCo, Inc.	33,680	2,379,829
Procter & Gamble Co., The	29,100	1,782,375
Whole Foods Market, Inc.	23,350	2,225,721
		10,601,075
Energy: 9.8%
Baker Hughes, Inc.	29,750	1,222,725
Devon Energy Corp.	27,794	1,611,774
Ensco PLC, Class A	18,000	845,460
Hess Corp.	26,250	1,140,563
Lufkin Industries, Inc.	9,984	542,331
Noble Corp. (a)	40,000	1,301,200
Noble Energy, Inc.	16,600	1,408,012
Southwestern Energy Co. (a)	42,000	1,341,060
Statoil ASA, ADR	73,000	1,741,779
Talisman Energy, Inc.	92,500	1,060,050
		12,214,954
Financials: 7.7%
ACE, Ltd.	23,700	1,756,881
CBRE Group, Inc., Class A (a)	56,500	924,340
Digital Realty Trust, Inc., REIT (c)	11,600	870,812
JPMorgan Chase & Co.	27,125	969,176
Plum Creek Timber Co., Inc., REIT (c)	45,250	1,796,424
PNC Financial Services Group, Inc.	25,000	1,527,750
State Street Corp.	38,000	1,696,320
		9,541,703

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 10.5%
Agilent Technologies, Inc.	36,750	$1,442,070
Alexion Pharmaceuticals, Inc. (a)	4,766	473,264
Celgene Corp. (a)	16,250	1,042,600
Express Scripts Holding Co. (a)	27,250	1,521,368
Laboratory Corp of America Holdings (a)	10,650	986,297
Mylan, Inc. (a)	35,000	747,950
Roche Holding AG	10,650	1,839,605
Teva Pharmaceutical Industries, Ltd., ADR	29,250	1,153,620
Thermo Fisher Scientific, Inc.	33,962	1,762,967
Thoratec Corp. (a)	15,000	503,700
United Therapeutics Corp. (a)	14,950	738,231
Volcano Corp. (a)	27,500	787,875
		12,999,547
Industrials: 12.4%
3M Co.	23,900	2,141,439
Cummins, Inc.	13,950	1,351,895
Eaton Corp.	23,050	913,472
Expeditors International of Washington, Inc	40,000	1,550,000
Landstar System, Inc.	22,000	1,137,840
Pall Corp.	31,875	1,747,069
Quanta Services, Inc. (a)	47,200	1,136,104
Roper Industries, Inc.	18,250	1,799,085
Stanley Black & Decker, Inc.	26,500	1,705,540
United Parcel Service, Inc., Class B	24,251	1,910,009
		15,392,453
Information Technology: 27.2% (b)
Acme Packet, Inc. (a)(c)	47,500	885,875
Apple, Inc. (a)(d)	5,625	3,284,999
Aruba Networks, Inc. (a)(c)	70,500	1,061,025
ASML Holding NV	33,500	1,722,570
BMC Software, Inc. (a)	31,200	1,331,616
Brocade Communications Systems, Inc. (a)(c)	216,000	1,064,880
Cisco Systems, Inc.	74,000	1,270,580
Cognizant Technology Solutions, Class A (a)	24,250	1,455,000
EMC Corp. (a)	77,000	1,973,510
Facebook, Inc., Class B (a)(e)(f)	15,000	430,950
Google, Inc., Class A (a)	4,465	2,590,013
IBM	9,367	1,831,998
Intuit, Inc.	33,400	1,982,290
Juniper Networks, Inc. (a)	57,750	941,903
MasterCard, Inc., Class A	1,700	731,187

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Growth Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
NetApp, Inc. (a)	38,350	$1,220,297
NETGEAR, Inc. (a)	32,250	1,112,948
Nuance Communications, Inc. (a)(c)	40,000	952,800
Oracle Corp.	40,750	1,210,275
Qualcomm, Inc.	39,000	2,171,519
Red Hat, Inc. (a)	25,000	1,412,000
SAP AG, ADR (c)	6,500	385,840
Texas Instruments, Inc.	48,500	1,391,465
Trimble Navigation, Ltd. (a)	29,875	1,374,549
		33,790,089
Materials: 4.1%
Air Products & Chemicals, Inc.	8,500	686,205
Nucor Corp.	33,000	1,250,700
Praxair, Inc.	5,350	581,706
Rio Tinto PLC, ADR (c)	19,500	932,295
Syngenta AG, ADR	24,150	1,652,826
		5,103,732
Telecommunication Services: 1.4%
Vodafone Group PLC, ADR	59,838	1,686,235
Utilities: 1.1%
American Water Works Co., Inc.	38,904	1,333,629
TOTAL COMMON STOCKS (Cost $101,444,474)		120,105,034
TIME DEPOSIT: 3.4%
State Street Euro Dollar Time Deposit, 0.010%, 07/02/12	$4,205,000	4,205,000
(Cost $4,205,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.1%
SSgA Institutional U.S.Government Money Market Fund	3,848,325	3,848,325
(Cost $3,848,325)
TOTAL INVESTMENTS: 103.3% (Cost $109,497,799)		128,158,359
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -3.1%		(3,848,325)
OTHER ASSETS AND LIABILITIES—		(191,650)
(NET): -0.2%
NET ASSETS: 100.0%		$124,118,384

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value

(a)  Non-income producing security.

(b)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

(c)  Security or partial position of this security was on loan as of June 30, 2012. The total market value of securities on loan as of June 30, 2012 was $6,488,175 (Note A).

(d)  Security or partial position of this security has been segregated by the custodian to cover options contracts.

(e)  Illiquid security.

(f)  Fair Valued security.

ADR  American Depository Receipt

REIT  Real Estate investment Trust

SCHEDULE OF WRITTEN OPTIONS
CALLS:
Apple, Inc. expires January 2013, exercise price $550.00	5	$(36,535)
Apple, Inc. expires January 2013, exercise price $600.00	5	(23,615)
TOTAL WRITTEN CALL OPTIONS (Premiums Received $41,844)		$(60,150)
PUTS:
Apple, Inc. expires January 2013, exercise price $450.00	5	$(6,800)
Apple, Inc. expires October 2012, exercise price $500.00	5	(5,700)
TOTAL WRITTEN PUT OPTIONS (Premiums Received $30,645)		$(12,500)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Small Cap Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 100.2%
Consumer Discretionary: 19.5%
Best Buy Co., Inc.	23,000	$482,080
Cinemark Holdings, Inc.	25,000	571,250
Core-Mark Holding Co., Inc.	4,000	192,560
Dunkin' Brands Group, Inc.	500	17,170
GameStop Corp., Class A	35,000	642,600
HomeAway, Inc. (a)	2,000	43,480
Jamba, Inc. (a)	396,920	777,963
Ruth's Hospitality Group, Inc. (a)	37,100	244,860
Skullcandy, Inc. (a)	5,000	70,750
		3,042,713
Energy: 16.4%
Cimarex Energy Co.	7,000	385,840
Contango Oil & Gas Co. (a)	7,000	414,400
Energy XXI Bermuda, Ltd.	6,000	187,740
Helix Energy Solutions Group, Inc. (a)	5,000	82,050
Kodiak Oil & Gas Corp. (a)	10,000	82,100
McDermott International, Inc. (a)	40,000	445,600
Natural Gas Services Group, Inc. (a)	9,367	138,819
Oasis Petroleum, Inc. (a)	17,000	411,060
Rosetta Resources, Inc. (a)	2,000	73,280
SM Energy Co.	7,000	343,770
		2,564,659
Financials: 19.2%
AMERISAFE, Inc. (a)	20,276	526,162
Ares Capital Corp.	10,000	159,600
CBOE Holdings, Inc.	5,000	138,400
F.N.B. Corp.	10,000	108,700
Hercules Technology Growth Capital, Inc.	7,009	79,482
Horizon Technology Finance Corp.	10,000	164,900
National Financial Partners Corp. (a)	300	4,020
OmniAmerican Bancorp, Inc. (a)	1,000	21,430
Oritani Financial Corp.	22,000	316,580
ProAssurance Corp.	7,148	636,815
Rockville Financial, Inc.	6,000	69,420
Territorial Bancorp, Inc.	8,515	193,887
United Financial Bancorp, Inc.	22,557	324,370
Westwood Holdings Group, Inc.	6,507	242,451
		2,986,217

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 13.6%
CardioNet, Inc. (a)	84,696	$171,933
Ligand Pharmaceuticals, Inc., Class B (a)	11,000	186,340
Natus Medical, Inc. (a)	63,860	742,053
Owens & Minor, Inc.	5,000	153,150
PDL BioPharma, Inc.	26,640	176,623
Vascular Solutions, Inc. (a)	54,631	686,165
		2,116,264
Industrials: 3.7%
Pentair, Inc.	11,000	421,080
UniFirst Corp.	2,500	159,375
		580,455
Information Technology: 22.0%
Acme Packet, Inc. (a)	19,000	354,350
Dice Holdings, Inc. (a)	50,000	469,500
ePlus, Inc. (a)	8,991	290,859
Finisar Corp. (a)	21,000	314,160
Open Text Corp. (a)	7,000	349,300
Riverbed Technology, Inc. (a)	21,000	339,150
TheStreet, Inc.	358,078	537,117
Westell Technologies, Inc., Class A (a)	326,439	776,925
		3,431,361
Utilities: 5.8%
CenterPoint Energy, Inc.	23,000	475,410
MDU Resources Group, Inc.	20,000	432,200
		907,610
TOTAL COMMON STOCKS (Cost $16,280,521)		15,629,279
TIME DEPOSIT: 1.2%
State Street Euro Dollar Time Deposit,	183,000	183,000
(Cost $183,000)
TOTAL INVESTMENTS: 101.4% (Cost $16,463,521)		15,812,279
OTHER ASSETS AND LIABILITIES—		(220,214)
(Net): -1.4%
NET ASSETS: 100.0%		$15,592,065

(a)  Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World International Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.3%
Australia: 5.0%
Cochlear, Ltd.	6,600	$448,225
National Australia Bank, Ltd.	36,000	876,873
Woodside Petroleum, Ltd.	24,630	789,293
		2,114,391
Austria: 1.5%
OMV AG	20,200	635,283
Belgium: 2.6%
Anheuser-Busch InBev NV	13,700	1,080,124
Brazil: 2.9%
CCR SA	51,200	416,279
Natura Cosmeticos SA	33,800	790,939
		1,207,218
Canada: 3.5%
Bombardier, Inc., Class B	170,300	672,435
Potash Corp. of Saskatchewan, Inc.	10,400	454,376
Rogers Communications, Inc., Class B	9,600	348,037
		1,474,848
Finland: 2.1%
Fortum Oyj	47,000	892,549
France: 5.6%
AXA SA	60,100	803,459
Danone	7,000	435,026
LVMH Moet Hennessy Louis Vuitton	5,250	798,996
Mersen	11,960	299,665
		2,337,146
Germany: 5.3%
Bayerische Motoren Werke AG	11,700	846,704
Linde AG	4,000	622,962
Muenchener Rueckversicherungs AG	3,000	423,312
Wacker Chemie AG	4,700	323,779
		2,216,757
Hong Kong: 0.4%
Chaoda Modern Agriculture (Holdings), Ltd. (a)(b)(c)	710,000	56,797
Esprit Holdings, Ltd.	100,000	128,868
		185,665
Ireland: 0.6%
Kingspan Group PLC	28,600	232,098

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Israel: 2.5%
Teva Pharmaceutical industries, Ltd., ADR	27,000	$1,064,880
Japan: 17.0%
Astellas Pharma, Inc.	14,000	610,942
Canon, Inc., ADR	17,100	682,974
Central Japan Railway Co.	90	708,828
Daiseki Co., Ltd.	17,000	295,571
Eisai Co., Ltd.	11,300	494,838
Hoya Corp.	14,600	321,638
Kao Corp.	27,300	752,890
Komatsu, Ltd.	35,700	852,207
Kurita Water Industries, Ltd.	15,700	363,156
Nintendo Co., Ltd.	2,300	268,596
Nippon Building Fund, Inc., REIT	49	473,765
Resona Holdings, Inc.	183,100	754,295
Tokuyama Corp.	69,000	170,441
Trend Micro, Inc.	12,900	380,039
		7,130,179
Luxembourg: 2.0%
APERAM	17,000	224,433
Tenaris SA, ADR	17,600	615,472
		839,905
Norway: 2.8%
Statoil ASA, ADR	49,700	1,185,842
Philippines: 0.8%
Philippine Long Distance Telephone, ADR	5,500	349,800
Poland: 2.0%
Powszechny Zaklad Ubezpieczen SA	8,420	846,717
Portugal: 0.9%
Portugal Telecom SGPS SA, ADR	84,700	376,915
Singapore: 4.4%
DBS Group Holdings, Ltd.	68,000	751,107
Hyflux, Ltd.	279,000	298,824
SingTel	303,000	793,484
		1,843,415
Spain: 2.9%
Repsol YPF SA	42,300	679,976
Telefonica SA, ADR	40,200	526,620
		1,206,596

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World International Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Sweden: 3.7%
Hennes & Mauritz AB, B Shares	27,000	$969,136
SKF AB, B Shares	29,100	573,619
		1,542,755
Switzerland: 6.4%
ABB, Ltd., ADR (a)	49,650	810,288
Credit Suisse Group AG, ADR	25,100	460,083
Roche Holding AG	4,350	751,388
Syngenta AG, ADR	9,550	653,602
		2,675,361
Taiwan: 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	27,276	380,773
Turkey: 3.3%
Mardin Cimento Sanayii ve Tica AS	93,000	287,488
Turkiye Halk Bankasi AS	140,600	1,103,077
		1,390,565
United Kingdom: 18.2%
BG Group PLC	51,300	1,050,187
Game Group PLC (b)(c)	1,574,000	0
HSBC Holdings PLC, ADR	20,400	900,252
Marks & Spencer Group PLC	77,000	392,672
Pennon Group PLC	51,800	620,051
Reckitt Benckiser Group PLC	15,800	835,140
Reed Elsevier PLC	117,306	940,225
Rio Tinto PLC, ADR	17,500	836,675
Sage Group PLC, The	96,000	417,819
Spectris PLC	15,614	375,377
Standard Chartered PLC	37,500	814,612
Vodafone Group PLC, ADR	16,000	450,880
		7,633,890
TOTAL COMMON STOCKS (Cost $44,283,952)		40,843,672
RIGHTS: 0.1%
Repsol YPF SA, 07/05/12	42,300	29,656
(Cost: $29,061)

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
EXCHANGE TRADED FUNDS: 2.6%
United States: 2.6%
iShares Silver Trust (a)	9,700	$258,505
SPDR Gold Shares (a)	5,450	845,786
TOTAL EXCHANGE TRADED FUNDS (Cost $946,658)		1,104,291
TOTAL INVESTMENTS: 100.0% (Cost $45,259,671)		41,977,619
OTHER ASSETS AND LIABILITIES—		20,057
(Net): 0.0%
NET ASSETS: 100.0%		$41,997,676

(a)  Non-income producing security.

(b)  Fair Value security.

(c)  Illiquid security.

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR
Sector	Value	Percent of Net Assets
Consumer Discretionary	$4,076,601	9.7%
Consumer Staples	3,950,916	9.4%
Energy	4,956,054	11.8%
Financials	8,207,552	19.5%
Health Care	3,370,273	8.0%
Industrials	5,224,146	12.5%
Information Technology	2,827,215	6.8%
Materials	3,573,755	8.5%
Telecommunications Services	2,845,736	6.8%
Utilities	1,811,424	4.3%
Exchange Traded Funds	1,104,291	2.6%
Rights	29,656	0.1%
Other assets and liabilities - (Net)	20,057	0.0%
Total	$41,997,676	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
STOCKS: 2.2%
COMMON STOCKS: 1.6%
Consumer Cyclical: 0.0%
Game Group PLC (b)(e)	1,286,902	$0
Energy: 0.3%
Rosetta Resources, Inc. (g)	40,000	1,465,600
Financial Services: 0.6%
Hercules Technology Growth Capital, Inc. (f)	234,011	2,653,685
Telecommunications: 0.7%
Windstream Corp. (f)	325,000	3,139,500
TOTAL COMMON STOCKS (Cost $8,897,423)		7,258,785
PREFERRED STOCKS: 0.6%
Financial Services: 0.6%
Hercules Technology Growth Capital, Inc. 7.000% (g)	110,000	2,787,950
TOTAL PREFERRED STOCKS (Cost $2,745,866)		2,787,950
TOTAL STOCKS (Cost $11,643,289)		10,046,735
EXCHANGE TRADED FUNDS: 1.3%
ProShares UltraShort Euro (g)(h)	198,131	4,140,938
SPDR Gold Shares (g)	12,000	1,862,280
TOTAL EXCHANGE TRADED FUNDS (Cost $5,828,428)		6,003,218
BONDS: 90.7%
CORPORATE BONDS: 90.5%
Automotive: 1.1%
Tomkins, Ltd., 9.000%, 10/01/18	$4,590,000	5,129,325

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry: 3.3%
Longview Fibre Paper & Packaging, Inc., 144A, 8.000%, 06/01/16 (a)(f)	$3,600,000	$3,618,000
Mirabela Nickel, Ltd, 144A, 8.750%, 04/15/18 (a)(f)	6,000,000	4,140,000
Nexeo Solutions LLC/Corp, 8.375%, 03/01/18	6,000,000	5,850,000
Orion Engineered Carbons Bondco GmbH, 144A, 9.625%, 06/15/18 (a)	1,349,000	1,396,215
Sappi Papier Holding GmbH, 7.750%, 07/15/17	250,000	252,500
		15,256,715
Capital Goods: 6.2%
Altra Holdings, Inc., 8.125%, 12/01/16	3,530,000	3,807,988
Ardagh Packaging Finance PLC., 144A, 9.125%, 10/15/20 (a)	2,500,000	2,637,500
Coleman Cable, Inc., 9.000%, 02/15/18	4,000,000	4,140,000
Hyva Global BV, 144A, 8.625%, 03/24/16 (a)	3,000,000	2,580,000
J.B. Poindexter & Co, Inc., 144A, 9.000%, 04/01/22 (a)	6,250,000	6,281,250
Mcron Finance Sub LLC/ Finance Corp., 144A, 8.375%, 05/15/19 (a)	2,250,000	2,238,750
Park-Ohio Industries, Inc., 8.125%, 04/01/21	7,000,000	7,192,500
		28,877,988
Consumer Cyclical: 7.4%
Brown Shoe Co., Inc., 7.125%, 05/15/19	3,000,000	2,966,250
Burlington Coat Factory Warehouse Corp., 10.000%, 02/15/19 (f)	4,750,000	5,058,750
Fiesta Restaurant Group., 144A, 8.875%, 08/15/16 (a)	1,000,000	1,055,000
Human Touch LLC, 144A, 15.000%, 03/30/14 (a)(b)(e)	399,086	0
Icon Health & Fitness, Inc., 144A, 11.875%, 10/15/16 (a)	6,950,000	6,098,625
Levi Strauss & Co., 7.625%, 05/15/20 (f)	5,100,000	5,444,250

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Cyclical, continued
Levi Strauss & Co., 144A, 6.875%, 05/01/22 (a)(f)	$200,000	$206,250
Logan's Roadhouse, Inc., 10.750%, 10/15/17	4,500,000	4,331,250
Perry Ellis International, Inc., 7.875%, 04/01/19	4,500,000	4,556,250
Quiksilver, Inc., 6.875%, 04/15/15 (f)	3,150,000	3,055,500
Sally Holdings LLC/Capital, Inc., 6.875%, 11/15/19 (f)	250,000	273,125
Sally Holdings LLC/Capital, Inc., 5.750%, 06/01/22	100,000	105,125
Wok Acquisition Corp., 144A, 10.250%, 06/30/20 (a)	1,250,000	1,293,750
		34,444,125
Consumer Non-Cyclical: 2.7%
Fage Dairy Industry SA, 144A, 9.875%, 02/01/20 (a)	4,250,000	3,761,250
Foodcorp, Ltd., 144A, 8.750%, 03/01/18 (a)(c)(SA)	5,000,000	6,224,674
Libbey Glass, Inc., 144A, 6.875%, 05/15/20 (a)	2,250,000	2,323,125
		12,309,049
Energy: 14.1%
Alta Mesa Holdings, LP, 9.625%, 10/15/18	6,750,000	6,699,375
Atwood Oceanics, Inc., 6.500%, 02/01/20	500,000	525,000
CGG Veritas, 9.500%, 05/15/16	1,000,000	1,097,500
CGG Veritas, 6.500%, 06/01/21	500,000	502,500
Chaparral Energy, Inc., 9.875%, 10/01/20	4,000,000	4,465,000
Chaparral Energy, Inc., 144A, 7.625%, 11/15/22 (a)	250,000	256,250
Crosstex Energy, LP, 8.875%, 02/15/18	1,000,000	1,058,125
EP Energy LLC/Finance, Inc., 144A, 6.875%, 05/01/19 (a)	250,000	261,563
EV Energy Partner, LP, 8.000%, 04/15/19	500,000	498,750
Goodrich Petroleum Corp., 8.875%, 03/15/19 (f)	8,000,000	7,660,000

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Halcon Resources Corp., 144A, 9.750%, 07/15/20 (a)	$600,000	$603,646
Helix Energy Solutions Group, Inc., 144A, 9.500%, 01/15/16 (a)	3,473,000	3,642,309
Hercules Offshore, Inc., 144A, 7.125%, 04/01/17 (a)	2,500,000	2,428,125
Hercules Offshore, Inc., 144A, 10.250%, 04/01/19 (a)	4,500,000	4,308,750
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/01/19 (a)	250,000	257,813
Parker Drilling Co., 9.125%, 04/01/18	500,000	531,250
Penn Virginia Corp., 10.375%, 06/15/16 (f)	5,000,000	4,825,000
Penn Virginia Corp., 7.250%, 04/15/19 (f)	1,500,000	1,245,000
PetroBakken Energy, Ltd., 144A, 8.625%, 02/01/20 (a)	100,000	99,750
Petroleum Geo-Services ASA, 144A, 7.375%, 12/15/18 (a)	1,000,000	1,032,500
PHI, Inc., 8.625%, 10/15/18	6,875,000	6,978,124
Quicksilver Resources, Inc., 9.125%, 08/15/19 (f)	3,000,000	2,625,000
Rosetta Resources, Inc., 9.500%, 04/15/18	6,500,000	7,117,500
Samson Investment Co., 144A, 9.750%, 02/15/20 (a)	7,000,000	6,973,750
		65,692,580
Financial Services: 1.0%
Ares Capital Corp., 144A, 5.125%, 06/01/16 (a)	2,200,000	2,191,750
CIT Group, Inc., 5.000%, 05/15/17	250,000	257,656
CIT Group, Inc., 5.250%, 03/15/18	1,000,000	1,033,750
Hercules Technology Growth Capital, Inc., 6.000%, 04/15/16	1,000,000	1,030,000
		4,513,156
Health Care: 12.9%
Alere, Inc., 8.625%, 10/01/18	1,000,000	1,015,000
Alliance Healthcare Services, Inc., 8.000%, 12/01/16 (b)	4,985,000	3,751,213

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
AMGH Merger Sub, Inc., 144A, 9.250%, 11/01/18 (a)	$6,100,000	$6,374,500
Biomet, Inc., 11.625%, 10/15/17	6,000,000	6,502,500
Bioscrip, Inc., 10.250%, 10/01/15	6,019,000	6,560,710
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	750,000	802,500
Community Health Systems, Inc., 8.875%, 07/15/15	592,000	608,280
Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	500,000	544,375
ExamWorks Group, Inc., 9.000%, 07/15/19	250,000	258,438
Fresenius Medical Care US Finance II, Inc., 144A, 5.875%, 01/31/22 (a)	1,000,000	1,043,750
Hanger Orthopedic Group, Inc., 7.125%, 11/15/18	4,830,000	4,999,050
HCA Holdings, Inc., 7.750%, 05/15/21 (f)	7,000,000	7,542,500
Health Management Association, Inc., 6.125%, 04/15/16	4,000,000	4,260,000
Health Management Association, Inc., 144A, 7.375%, 01/15/20 (a)	4,000,000	4,275,000
Inventiv Health, Inc., 144A, 10.000%, 08/15/18 (a)	6,250,000	5,375,000
OMEGA Healthcare Investors, Inc., 144A, 5.875%, 03/15/24 (a)	2,500,000	2,512,500
PSS World Medical, Inc., 144A, 6.375%, 03/01/22 (a)	3,250,000	3,347,500
		59,772,816
Insurance: 1.8%
HUB International Holdings, Inc., 144A, 9.000%, 12/15/14 (a)	3,000,000	3,056,250
HUB International Holdings, Inc., 144A, 10.250%, 06/15/15 (a)(f)	5,264,000	5,389,020
		8,445,270
Media: 9.8%
AMC Networks, Inc., 144A, 7.750%, 07/15/21 (a)	250,000	276,875
American Reprographics Co., 10.500%, 12/15/16 (b)	5,275,000	5,327,750

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Gannett Co, Inc., 7.125%, 09/01/18	$5,500,000	$5,912,500
Harron Communications, LP, 144A, 9.125%, 04/01/20 (a)	2,435,000	2,532,400
Lamar Media Corp., 144A, 5.875%, 02/01/22 (a)(f)	250,000	257,500
McClatchy Co., The, 11.500%, 02/15/17	5,500,000	5,733,750
MDC Partners, Inc., 11.000%, 11/01/16	6,000,000	6,420,000
Nielsen Finance LLC, 11.500%, 05/01/16	3,575,000	4,084,438
Spanish Broadcasting System, Inc., 144A, 12.500%, 04/15/17 (a)	1,000,000	1,040,000
Townsquare Radio, LLC, 144A, 9.000%, 04/01/19 (a)	4,000,000	4,200,000
UPCB Finance VI, Ltd., 144A, 6.875%, 01/15/22 (a)	250,000	256,250
Valassis Communications, Inc., 6.625%, 02/01/21 (f)	6,000,000	5,850,000
Virgin Media Finance PLC, 8.375%, 10/15/19	2,500,000	2,821,875
WMG Acquisition Corp., 11.500%, 10/01/18	500,000	555,000
		45,268,338
Real Estate: 1.7%
Kennedy-Wilson, Inc., 144A, 8.750%, 04/01/19	7,400,000	7,659,000
Services: 11.9%
Alliance Data Systems Co., 144A, 6.375%, 04/01/20 (a)(f)	500,000	515,000
Carmike Cinemas, Inc., 7.375%, 05/15/19	2,000,000	2,080,000
Cinemark USA, Inc., 7.375%, 06/15/21 (f)	1,000,000	1,090,000
Desarrolladora Homex SAB de CV, 144A, 9.500%, 12/11/19 (a)	3,000,000	3,150,000
Hertz Corp., The, 7.375%, 01/15/21	1,000,000	1,075,000
Interactive Data Corp., 10.250%, 08/01/18	4,000,000	4,469,999
Inversiones Alsacia SA, 144A, 8.000%, 08/18/18 (a)	4,344,828	4,205,028

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
Knowledge Learning Corp., Inc., 144A, 7.750%, 02/01/15 (a)(b)	$5,050,000	$4,090,500
Marquette Transportation Co./Finance, 10.875%, 01/15/17	6,700,000	7,085,250
Mobile Mini, Inc., 7.875%, 12/01/20	750,000	796,875
Navios Maritime Acquisition Corp., 8.625%, 11/01/17	5,600,000	5,236,000
Sabre, Inc., 144A, 8.500%, 05/15/19 (a)(f)	1,500,000	1,526,250
Stream Global Services, Inc., 11.250%, 10/01/14	6,260,000	6,416,500
Ultrapetrol Bahamas, Ltd., 9.000%, 11/24/14	5,310,000	4,513,500
United Maritime LLC/Corp., 11.750%, 06/15/15	2,500,000	2,743,750
Urbi Desarrollos Urbanos SAB de CV, 144A, 8.500%, 04/19/16 (a)	2,500,000	2,550,000
Urbi Desarrollos Urbanos SAB de CV, 144A, 9.750%, 02/03/22 (a)	1,000,000	1,057,500
Wallace Theater Holdings, Inc., 144A, 12.500%, 06/15/13 (a)	2,500,000	2,365,625
		54,966,777
Technology & Electronics: 5.8%
Advanced Micro Devices, Inc., 5.750%, 08/15/12	3,000,000	3,022,500
Epicore Software Corp., 8.625%, 05/01/19	6,250,000	6,406,250
Evertec, Inc., 11.000%, 10/01/18	6,000,000	6,345,000
MMI International, Ltd., 144A, 8.000%, 03/01/17 (a)	1,000,000	1,035,000
NetApp, Inc., 1.750%, 06/01/13	2,000,000	2,295,000
Syniverse Holdings, Inc., 9.125%, 01/15/19	7,013,000	7,644,170
		26,747,920
Telecommunications: 9.9%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	2,059,844
Axtel SAB de CV, 144A, 9.000%, 09/22/19 (a)	3,000,000	2,010,000
CenturyLink, Inc., 7.600%, 09/15/39	6,000,000	5,810,514

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Cricket Communications, Inc., 10.000%, 07/15/15 (f)	$2,000,000	$2,070,000
Digicel, Ltd., 144A, 12.000%, 04/01/14 (a)(f)	2,000,000	2,230,000
Equinix, Inc., 3.000%, 10/15/14	2,000,000	3,385,000
Intelsat Luxembourg SA, 11.250%, 02/04/17	6,000,000	6,202,500
InterDigital, Inc., 2.500%, 03/15/16	2,000,000	1,952,500
Maxcom Telecomunicacione SA, 11.000%, 12/15/14	6,000,000	3,600,000
MetroPCS Wireless, Inc., 7.875%, 09/01/18	5,100,000	5,316,750
NII Capital Corp., 8.875%, 12/15/19	2,000,000	1,822,500
NII Capital Corp., 7.625%, 04/01/21	500,000	431,250
Pacnet, Ltd., 144A, 9.250%, 11/09/15 (a)	6,745,000	6,542,650
Sable International Finance, Ltd., 144A, 8.750%, 02/01/20 (a)(f)	200,000	215,000
Windstream Corp., 7.500%, 04/01/23	2,000,000	2,060,000
		45,708,508
Utility: 0.9%
Atlantic Power Corp., 144A, 9.000%, 11/15/18 (a)	250,000	256,875
FPL Energy National Wind Portfolio, 144A, 6.125%, 03/25/19 (a)(b)	439,220	436,676
Intergen NV, 144A, 9.000%, 06/30/17 (a)	3,000,000	2,955,000
Ormat Funding Corp., 8.250%, 12/30/20 (b)	528,430	487,024
		4,135,575
TOTAL CORPORATE BONDS (Cost $421,552,029)		418,927,142
LOANS: 0.2%
Energy: 0.1%
EP Energy LLC, 5.711%, 05/24/18	250,000	253,124

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS, continued
LOANS, continued
Telecommunications: 0.1%
Zayo Group, LLC, 7.125%, 07/02/19	$503,000	$503,125
TOTAL LOANS (Cost $738,098)		756,249
TOTAL BONDS (Cost $422,290,127)		419,683,391
WARRANTS: 0.0%
Interactive Health, 04/01/11 (b)(e)	2,495	0
TOTAL WARRANTS: 0.0% (Cost $0)		0
CERTIFICATES OF DEPOSIT: 0.2%
One PacificCoast Bank, 1.250%, 05/10/13	100,000	100,000
One PacificCoast Bank, 1.100%, 01/21/15	200,000	200,000
One PacificCoast Bank, FSB CDARS, 0.200%, 11/24/12	100,019	100,019
One PacificCoast Bank, FSB CDARS, 0.490%, 07/05/12	200,912	200,912
Self Help Credit Union, 1.050%, 01/04/13	100,000	100,000
Urban Partnership Bank, 0.650%, 07/01/12	100,564	100,564
Urban Partnership Bank, 0.650%, 08/03/12	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $901,495)		901,495
TIME DEPOSIT: 4.7%
State Street Euro Dollar Time Deposit, 0.010%, 07/02/12	21,843,000	21,843,000
(Cost $21,843,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 7.6%
SSgA Institutional U.S. Government Money Market Fund	34,942,268	34,942,268
(Cost $34,942,268)

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
TOTAL INVESTMENTS: 106.7% (Cost $497,448,657)		$493,420,107
PAYABLE UPON RETURN OF SECUTITIES LOANED— (NET): -7.6%		(34,942,268)
OTHER ASSETS AND LIABILITIES—		4,289,996
(NET): 0.9%
NET ASSETS: 100.0%		$462,767,835

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)  Illiquid security (Note C).

(c)  Principal amount is in Euro Dollars; value is in U.S. dollars.

(d)  Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)  Fair Valued security.

(f)  Security or partial position of this security was on loan as of June 30, 2012. The total market value of securities on loan as of June 30, 2012 was $34,314,930 (Note A).

(g)  Non-income producing security.

(h)  Security or partial position of this security has been segregated by the custodian to cover options contracts.

LP  Limited Partnership

MX  Mexico

SA  South Africa

SCHEDULE OF SECURITIES SHORT SOLD
COMMON STOCKS:
Telecommunications:
InterDigital, Inc.	(5,000)	$(147,550)
Equinix, Inc.	(16,000)	(2,810,400)
TOTAL SECURITIES SOLD SHORT (Cost $2,508,944)		$(2,957,950)
SCHEDULE OF WRITTEN OPTIONS
PUTS:
AT&T, Inc. expires January 2013, exercise price $22.50	1,000	$(16,000)
TOTAL WRITTEN PUTS OPTIONS (Premiums Received $176,198)		$(16,000)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Global Women's Equality Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.8%
Consumer Discretionary: 10.8%
Bayerische Motoren Werke AG	9,100	$658,547
Brown Shoe Co., Inc.	16,600	214,306
Hennes & Mauritz AB, B Shares	17,600	631,733
Johnson Controls, Inc.	15,700	435,047
NIKE, Inc., Class B	4,100	359,898
Starwood Hotels & Resorts Worldwide, Inc.	9,300	493,272
Time Warner Cable, Inc.	7,150	587,015
Vera Bradley, Inc. (a)(b)	10,000	210,800
		3,590,618
Consumer Staples: 10.6%
Coca-Cola Co., The	5,450	426,136
General Mills, Inc.	17,250	664,815
Natura Cosmeticos SA	22,700	531,192
PepsiCo, Inc.	6,900	487,554
Procter & Gamble Co., The	8,800	539,000
Reckitt Benckiser Group PLC	9,400	496,856
Shiseido Co., Ltd.	25,300	399,223
		3,544,776
Energy: 12.2%
Baker Hughes, Inc.	11,000	452,100
BG Group PLC	30,400	622,333
Noble Corp. (a)	15,000	487,950
Sasol Ltd., ADR	7,300	309,885
Statoil ASA, ADR	44,800	1,068,928
Suncor Energy, Inc.	6,800	196,860
Talisman Energy, Inc.	25,300	289,938
Woodside Petroleum, Ltd.	19,800	634,511
		4,062,505
Financials: 18.2%
American Express Co.	10,100	587,921
American Tower Corp., REIT	3,900	272,649
AXA SA	24,000	320,849
Bank of New York Mellon Corp., The	30,500	669,474
BlackRock, Inc.	3,050	517,951
National Australia Bank, Ltd.	29,600	720,984
PNC Financial Services Group, Inc.	9,450	577,490
Powszechny Zaklad Ubezpieczen SA	4,780	480,678
Resona Holdings, Inc.	110,000	453,154
Royal Bank of Canada (Canadian)	7,400	379,122
Standard Chartered PLC	25,500	553,936
Turkiye Halk Bankasi AS	67,000	525,649
		6,059,857

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 11.2%
Allergan, Inc.	5,000	$462,850
Hologic, Inc. (a)	18,500	333,740
Mylan, Inc. (a)	18,000	384,660
Pfizer, Inc.	34,500	793,500
Roche Holding AG	3,040	525,108
Teva Pharmaceutical Industries, Ltd., ADR	18,000	709,920
Thermo Fisher Scientific, Inc.	10,100	524,291
		3,734,069
Industrials: 10.3%
3M Co.	7,750	694,399
Bombardier, Inc., Class B	116,000	458,030
Emerson Electric Co.	11,950	556,631
Komatsu, Ltd.	21,000	501,298
Pentair, Inc. (b)	10,000	382,800
Timken Co.	9,250	423,558
Watsco, Inc.	5,750	424,350
		3,441,066
Information Technology: 13.7%
Autodesk, Inc. (a)	7,950	278,171
EMC Corp. (a)	15,900	407,517
Google, Inc., Class A (a)	1,000	580,070
IBM	2,610	510,464
Intuit, Inc.	8,300	492,605
MasterCard, Inc., Class A	1,000	430,110
Microsoft Corp.	15,300	468,027
Oracle Corp.	19,000	564,299
Qualcomm, Inc.	6,400	356,352
Trend Micro, Inc.	8,900	262,197
Xerox Corp	28,000	220,360
		4,570,172
Materials: 5.5%
Air Products & Chemicals, Inc.	4,800	387,504
Potash Corp. of Saskatchewan, Inc.	8,400	366,996
Rio Tinto PLC, ADR (b)	12,500	597,625
Syngenta AG, ADR	7,200	492,768
		1,844,893
Telecommunication Services: 3.4%
Deutsche Telekom AG	39,400	431,801
Telefonica SA, ADR	26,000	340,600
Vodafone Group PLC, ADR	12,800	360,704
		1,133,105
Utilities: 1.9%
Fortum Oyj	33,800	641,876
TOTAL COMMON STOCKS (Cost $33,133,949)		32,622,937

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Global Women's Equality Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
EXCHANGE TRADED FUNDS: 2.3%
iShares Silver Trust (a)(b)	6,500	$173,225
SPDR Gold Shares (a)	3,900	605,241
TOTAL EXCHANGE TRADED FUNDS (Cost $524,866)		778,466
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.7%
SSgA Institutional U.S. Government Money Market Fund	1,224,263	1,244,263
(Cost $1,224,263)
TOTAL INVESTMENTS: 103.8% (Cost $34,901,078)		34,625,666
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -3.7%		(1,224,263)
OTHER ASSETS AND LIABILITIES—		(23,330)
(NET): -0.1%
NET ASSETS: 100.0%		$33,378,073

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of June 30, 2012. The total market value of securities on loan as of June 30, 2012 was $1,245,114 (Note A).

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
SUMMARY OF INVESTMENTS BY COUNTRY
Country	Value	Percent of Net Assets
Australia	$1,355,495	4.1%
Brazil	531,192	1.6%
Canada	1,690,946	5.1%
Finland	641,876	1.9%
France	320,849	1.0%
Germany	1,090,348	3.3%
Israel	709,920	2.1%
Japan	1,615,872	4.8%
Norway	1,068,928	3.2%
Poland	480,678	1.4%
South Africa	309,885	0.9%
Spain	340,600	1.0%
Sweden	631,733	1.9%
Switzerland	1,505,826	4.5%
Turkey	525,649	1.6%
United Kingdom	2,631,453	7.9%
United States	17,171,687	51.5%
Exchange Traded Funds	778,466	2.3%
Other assets and liabilities - (Net):-0.1%	(23,330)	-0.1%
Total	$33,378,073	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Global Environmental Markets Fund

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.7%
RENEWABLE & ALTERNATIVE ENERGY: 4.3%
Other Renewables Equipment: 1.5%
Daiseki Co., Ltd.	40,500	$704,156
Renewable Energy Developers & Independent Power Producers (IPPs): 1.8%
China Longyuan Power Group Corp.	1,266,600	836,436
Biofuels: 1.0%
Abengoa SA	35,889	475,593
ENERGY EFFICIENCY: 32.5%
Power Network Efficiency: 7.0%
Cooper Industries PLC	7,200	490,896
Emerson Electric Co.	33,200	1,546,456
Itron, Inc. (a)	28,285	1,166,473
		3,203,825
Industrial Energy Efficiency: 10.5%
Delta Electronics, Inc.	248,004	761,274
GEA Group AG	59,575	1,587,844
Infineon Technologies AG	157,783	1,067,907
Murata Manufacturing Co., Ltd.	17,200	904,730
Rogers Corp. (a)	11,100	439,671
		4,761,426
Buildings Energy Efficiency: 10.4%
Epistar Corp.	384,000	853,553
Johnson Controls, Inc.	58,100	1,609,951
Kingspan Group PLC	91,274	740,718
Legrand SA	44,871	1,522,937
		4,727,159
Diversified Energy Efficiency: 4.6%
IMI PLC	90,786	1,186,036
Invensys PLC	259,355	903,917
		2,089,953
WATER INFRASTRUCTURE & TECHNOLOGIES: 24.4%
Water Infrastructure: 11.7%
IDEX Corp.	35,050	1,366,249
Pentair, Inc.	14,650	560,802
Roper Industries, Inc.	6,900	680,202
Watts Water Technologies, Inc., Class A	40,000	1,333,600
Xylem, Inc.	54,600	1,374,282
		5,315,135

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Water Treatment Equipment: 6.3%
Kemira Oyj	62,300	$730,465
Kurita Water Industries, Ltd.	30,450	704,338
Pall Corp.	26,500	1,452,465
		2,887,268
Water Utilities: 6.4%
American Water Works Co., Inc.	39,100	1,340,348
Manila Water Co., Inc.	808,400	470,826
Veolia Environnement SA	85,313	1,080,332
		2,891,506
POLLUTION CONTROL: 16.4%
Pollution Control Solutions: 6.5%
ENN Energy Holdings, Ltd. (a)	409,500	1,448,209
SMC Corp./Japan	4,100	710,849
Umicore SA	17,050	788,308
		2,947,366
Environmental Testing & Gas Sensing: 9.9%
Agilent Technologies, Inc.	27,000	1,059,480
Campbell Brothers, Ltd.	12,815	718,432
Ecolab, Inc.	16,500	1,130,745
Horiba, Ltd.	13,200	463,582
Thermo Fisher Scientific, Inc.	21,700	1,126,446
		4,498,685
WASTE MANAGEMENT & TECHNOLOGIES: 10.2%
Waste Technology Equipment: 3.6%
China Everbright International, Ltd.	3,410,200	1,626,727
Hazardous Waste Management: 2.7%
Stericycle, Inc. (a)	13,550	1,242,129
General Waste Management: 3.9%
Pennon Group PLC	117,936	1,411,706
Shanks Group PLC	314,658	376,676
		1,788,382
DIVERSIFIED ENVIRONMENTAL: 9.9%
Diversified Environmental: 9.9%
3M Co.	7,700	689,920
Air Products & Chemicals, Inc.	20,300	1,638,819

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Schedule of Investments (Unaudited), continued

Pax World Global Environmental Markets Fund, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
DIVERSIFIED ENVIRONMENTAL, continued
Diversified Environmental, continued
Linde AG	8,485	$1,321,459
Yingde Gases Group Co.	942,600	862,695
		4,512,893
TOTAL COMMON STOCKS (Cost $42,588,471)		44,508,639
REPURCHASE AGREEMENT: 2.8%
State Street Repo (collateralized by United States Treasury Note, 2.625%, due 12/31/14, principal amount $1,220,000; market value $1,303,875)
TOTAL REPURCHASE AGREEMENT (Cost $1,274,000)	$1,274,000	1,274,000
TOTAL INVESTMENTS: 100.5% (Cost $43,862,471)		45,782,639
OTHER ASSETS AND LIABILITIES—		(248,288)
(Net): -0.5%
NET ASSETS: 100.0%		$45,534,351

(a)  Non-income producing security.

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
SUMMARY OF INVESTMENTS BY COUNTRY
Country	Value	Percent of Net Assets
Australia	$718,432	1.6%
Belgium	788,308	1.7%
China	2,284,645	5.0%
Finland	730,465	1.6%
France	2,603,269	5.7%
Germany	3,977,210	8.7%
Hong Kong	2,489,423	5.5%
Ireland	740,718	1.6%
Japan	3,487,653	7.7%
Philippines	470,826	1.0%
Spain	475,593	1.0%
Taiwan	1,614,827	3.6%
United Kingdom	3,878,335	8.5%
United States	20,248,935	44.5%
Repurchase Agreement	1,274,000	2.8%
Other assets and liabilities - (Net)	(248,288)	-0.5%
TOTAL	$45,534,351	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

June 30, 2012

Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Assets
Investments, at cost—Note A	$1,610,474,944	$109,497,799	$16,463,521	$45,259,671
Investments in unaffiliated issuers, at value—Note A1	$1,830,391,170	$128,158,359	$15,812,279	$41,977,619
Cash	2,277,490	21,831	19,729	—
Foreign currency at value (cost—$49,751; $16,275 $21,071; respectively)	49,446	—	—	16,175
Prepaid Expenses	78,627	6,369	12,542	12,093
Receivables:
Capital Stock Sold	354,831	129,964	13,070	51,110
Dividends and interest—Note B	7,268,657	183,544	12,481	121,510
Investment securities sold	1,041,502	127,747	—	—
Investment Adviser Reimbursement	—	5,623	3,858	3,685
Other	10,707	32,651	—	32,987
Total Assets	1,841,472,430	128,666,088	15,873,959	42,215,179
Liabilities
Collateral on securities loaned, at value	33,015,157	3,848,325	—	—
Payables:
Capital Stock Reacquired	700,174	32,980	36,367	22,909
Options written, at value (premiums received $1,405,872; $72,489 and $176,198; respectively)	1,719,650	72,650	—	—
Securities sold short (cost $2,508,944)	—	—	—	—
Investment securities purchased	4,905,155	431,723	205,915	—
Dividend payable—Note A	—	—	—	—
Payable to bank	—	—	—	124,542
Accrued expenses:
Investment advisory fees—Note B	729,044	74,366	9,257	27,947
Distribution expense	350,078	23,879	3,037	6,568
Compliance expense	—	2,280	2,482	2,482
Transfer agent fees	358,711	16,728	—	—
Printing and other shareholder communication fees	34,975	2,261	—	—
Custodian fees	24,094	1,644	—	—
Legal and audit fees	50,366	25,884	12,588	16,058
Other accrued expenses	18,918	14,984	12,248	16,997
Total Liabilities	41,906,322	4,547,704	281,894	217,503
Net Assets	$1,799,566,108	$124,118,384	$15,592,065	$41,997,676

1Investments in unaffiliated issuers at market value include securities loaned. At June 30, 2012, the Balanced Fund, Growth Fund, High Yield Bond Fund and Global Women's Equality Fund had a total market value of securities on loan of $53,630,485; $6,488,175; $34,314,930; and $1,245,114, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Assets
Investments, at cost—Note A	$497,448,607	$34,901,078	$43,862,471
Investments in unaffiliated issuers, at value—Note A1	$493,420,107	$34,625,666	$45,782,639
Cash	3,069,321	—	25,495
Foreign currency at value (cost—$49,751; $16,275 $21,071; respectively)	—	—	20,942
Prepaid Expenses	36,402	4,971	6,525
Receivables:
Capital Stock Sold	1,127,540	1,338	37,038
Dividends and interest—Note B	9,475,272	80,864	104,981
Investment securities sold	598,563	—	464,022
Investment Adviser Reimbursement	—	4,406	4,585
Other	15,227	27,198	5,541
Total Assets	507,742,432	34,744,443	46,451,768
Liabilities
Collateral on securities loaned, at value	34,942,268	1,224,263	—
Payables:
Capital Stock Reacquired	3,084,994	21,941	34,087
Options written, at value (premiums received $1,405,872; $72,489 and $176,198; respectively)	16,000	—	—
Securities sold short (cost $2,508,944)	2,957,950	—	—
Investment securities purchased	2,792,534	—	812,343
Dividend payable—Note A	848,498	—	—
Payable to bank	—	55,779	—
Accrued expenses:
Investment advisory fees—Note B	187,661	19,850	32,710
Distribution expense	58,239	11,289	8,392
Compliance expense	2,113	2,437	2,482
Transfer agent fees	33,631	3,314	—
Printing and other shareholder communication fees	—	—	—
Custodian fees	—	1,013	206
Legal and audit fees	30,468	12,843	13,835
Other accrued expenses	20,241	13,641	13,362
Total Liabilities	44,974,597	1,366,370	917,417
Net Assets	$462,767,835	$33,378,073	$45,534,351

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Statements of Assets and Liabilities (Unaudited), continued

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Net Assets Represented By
Paid in Capital	$1,610,569,029	$109,511,824	$16,184,399	$48,120,729
Undistributed (distributions in excess of) net investment income	1,489,294	303,032	39,620	36,596
Accumulated net realized gain (loss)	(32,074,375)	(4,356,271)	19,288	(2,879,456)
Net unrealized appreciation (depreciation) of:
Investments	219,602,447	18,660,399	(651,242)	(3,282,052)
Foreign currency translation	(20,287)	(600)	—	1,859
Net Assets	$1,799,566,108	$124,118,384	$15,592,065	$41,997,676
Individual Investor Class
Net assets	$1,667,691,772	$116,521,366	$14,839,634	$32,826,991
Capital Shares Outstanding	74,122,725	9,301,473	1,518,655	4,444,230
Net asset value per share	$22.50	$12.53	$9.77	$7.39
Institutional Class
Net assets	$128,904,877	$7,117,698	$676,058	$8,850,401
Capital Shares Outstanding	5,677,952	556,826	68,861	1,194,507
Net asset value per share	$22.70	$12.78	$9.82	$7.41
R Share Class
Net assets	$2,969,459	$479,320	$76,373	$320,284
Capital Shares Outstanding	131,251	38,330	7,860	43,533
Net asset value per share	$22.62	$12.50	$9.72	$7.36

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Net Assets Represented By
Paid in Capital	$464,677,961	$36,546,189	$45,010,530
Undistributed (distributions in excess of) net investment income	(171,641)	5,388	(128,785)
Accumulated net realized gain (loss)	2,583,783	(2,899,145)	(1,266,389)
Net unrealized appreciation (depreciation) of:
Investments	(4,317,308)	(275,412)	1,920,168
Foreign currency translation	(4,960)	1,053	(1,173)
Net Assets	$462,767,835	$33,378,073	$45,534,351
Individual Investor Class
Net assets	$299,358,089	$31,969,958	$39,108,001
Capital Shares Outstanding	40,811,452	1,959,269	4,441,722
Net asset value per share	$7.34	$16.32	$8.80
Institutional Class
Net assets	$162,500,132	$1,408,115	$5,303,968
Capital Shares Outstanding	22,238,582	86,100	599,895
Net asset value per share	$7.31	$16.35	$8.84
R Share Class
Net assets	$909,614		$1,122,382
Capital Shares Outstanding	124,093		128,273
Net asset value per share	$7.33		$8.75

SEE NOTES TO FINANCIAL STATEMENTS

Six-Months Ended June 30, 2012

Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $607,612; $52,092; $0; $108,200; $0; $45,403; and $36,422; respectively)	$13,695,688	$1,080,574	$131,008	$952,264
Interest	9,520,470	169	51	14
Income from securities lending—Note A	214,231	33,211	—	—
Other income	424	—	—	—
Total Income	23,430,813	1,113,954	131,059	952,278
Expenses
Investment advisory fees—Note B	4,639,729	474,488	56,609	172,852
Distribution expenses—Individual Investor (Note B)	2,142,806	149,728	17,913	40,315
Distribution expenses—R (Note B)	7,175	1,176	161	602
Transfer agent fees—Note A	1,197,516	160,588	27,544	35,497
Printing and other shareholder communication fees	97,975	18,839	3,472	5,367
Custodian fees	177,152	15,687	4,366	23,904
Legal fees and related expenses	53,570	8,337	5,524	6,115
Trustees' fees and expenses	64,615	6,372	8,002	8,805
Compliance expense	17,546	5,747	4,969	4,977
Audit fees	36,554	23,639	11,086	14,480
Registration fees	30,051	25,498	20,761	27,164
Other expenses	76,143	6,039	1,272	2,617
Total Expenses	8,540,832	896,138	161,679	342,695
Less: Fees paid indirectly—Note E	(166)	(4)	(1)	—
Expenses assumed by Advisor—Note B	—	(87,274)	(68,880)	(67,919)
Net expenses	8,540,666	808,860	92,798	274,776
Net investment income (loss)	14,890,147	305,094	38,261	677,502
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	20,620,109	4,585,171	67,586	(1,969,260)
Option contracts written	97,055	—	—	—
Foreign currency transactions	(33,662)	(3,400)	—	(16,744)
Change in unrealized appreciation (depreciation) on:
Investments	52,212,220	631,995	419,724	1,298,195
Option contracts written	(159,071)	(161)	—	—
Foreign currency translation	(8,080)	(957)	—	1,407
Net realized and unrealized gain (loss) on investments and foreign currency	72,728,571	5,212,648	487,310	(686,402)
Net increase (decrease) in net assets resulting from operations	$87,618,718	$5,517,742	$525,571	$(8,900)

SEE NOTES TO FINANCIAL STATEMENTS

Six-Months Ended June 30, 2012

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $607,612; $52,092; $0; $108,200; $0; $45,403; and $36,422; respectively)	$610,340	$544,623	$547,571
Interest	19,110,558	8	53
Income from securities lending—Note A	110,434	9,272	—
Other income	—	—	—
Total Income	19,831,332	553,903	547,624
Expenses
Investment advisory fees—Note B	1,174,991	131,190	193,894
Distribution expenses—Individual Investor (Note B)	385,273	41,007	47,597
Distribution expenses—R (Note B)	1,791	—	2,299
Transfer agent fees—Note A	278,338	44,916	51,814
Printing and other shareholder communication fees	40,008	8,581	6,749
Custodian fees	50,489	13,925	19,517
Legal fees and related expenses	16,540	6,136	6,138
Trustees' fees and expenses	19,044	8,745	8,913
Compliance expense	7,615	5,215	4,977
Audit fees	27,032	11,086	12,316
Registration fees	34,668	19,640	26,215
Other expenses	22,845	1,455	2,515
Total Expenses	2,058,634	291,896	382,944
Less: Fees paid indirectly—Note E	(117)	—	(1)
Expenses assumed by Advisor—Note B	—	(77,744)	(85,293)
Net expenses	2,058,517	214,152	297,650
Net investment income (loss)	17,772,815	339,751	249,974
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	4,565,078	(344,307)	(587,543)
Option contracts written	—	—	—
Foreign currency transactions	(8,082)	(10,564)	(6,896)
Change in unrealized appreciation (depreciation) on:
Investments	3,735,889	1,498,474	1,833,536
Option contracts written	69,000	—	—
Foreign currency translation	9,643	1,484	(621)
Net realized and unrealized gain (loss) on investments and foreign currency	8,371,528	1,145,087	1,238,476
Net increase (decrease) in net assets resulting from operations	$26,144,343	$1,484,838	$1,488,450

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund		Growth Fund
	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$14,890,147	$29,479,478	$305,094	$60,715
Net realized gain (loss) on investments and foreign currency transactions	20,683,502	113,950,363	4,581,771	5,984,586
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	52,045,069	(174,162,481)	630,877	(9,115,741)
Net increase (decrease) in net assets resulting from operations	87,618,718	(30,732,640)	5,517,742	(3,070,440)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(15,819,063)	(22,939,061)	—	—
Institutional Class	(1,361,606)	(1,817,242)	—	—
R Class	(24,836)	(30,145)	—	—
Realized gains
Individual Investor Class	—	—	—	—
Institutional Class	—	—	—	—
R Class	—	—	—	—
Total distributions to shareholders	(17,205,505)	(24,786,448)	—	—
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	45,159,289	111,076,277	12,108,921	26,879,153
Proceeds from reinvestment of distributions	14,981,007	21,834,562	—	—
Cost of shares redeemed	(127,948,769)	(284,638,096)	(12,977,291)	(23,364,765)
Net increase (decrease) from Individual Investor Class transactions	(67,808,473)	(151,727,257)	(868,370)	3,514,388
Institutional Class
Proceeds from shares sold	24,039,201	39,211,268	2,395,229	2,261,364
Proceeds from reinvestment of distributions	1,323,569	1,766,114	—	—
Cost of shares redeemed	(16,844,490)	(30,957,038)	(313,659)	(430,705)
Net increase (decrease) from Institutional Class transactions	8,518,280	10,020,344	2,081,570	1,830,659
R Class
Proceeds from shares sold	747,430	873,247	47,237	501,869
Proceeds from reinvestment of distributions	24,836	30,145	—	—
Cost of shares redeemed	(685,348)	(675,103)	(5,654)	(116,471)
Net increase from R Class transactions	86,918	228,289	41,583	385,398
Net increase (decrease) from capital share transactions	(59,203,275)	(141,478,624)	1,254,783	5,730,445
Net increase (decrease) in net assets	11,209,938	(196,997,712)	6,772,525	2,660,005
Net assets
Beginning of period	1,788,356,170	1,985,353,882	117,345,859	114,685,854
End of period (1)	$1,799,566,108	$1,788,356,170	$124,118,384	$117,345,859
(1) Includes undistributed net investment income (loss)	$1,489,294	$3,804,651	$303,032	$(2,062)

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		International Fund
	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11	(Unaudited) Period End 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$38,261	$54,521	$677,502	$733,143
Net realized gain (loss) on investments and foreign currency transactions	67,586	1,252,818	(1,986,004)	(796,917)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	419,724	(1,889,554)	1,299,602	(7,136,692)
Net increase (decrease) in net assets resulting from operations	525,571	(582,215)	(8,900)	(7,200,466)
Distributions to shareholders from:
Net investment income
Individual Investor Class	—	(119,152)	(489,705)	(473,796)
Institutional Class	—	(6,971)	(142,160)	(133,233)
R Class	—	(209)	(4,584)	(2,422)
Realized gains
Individual Investor Class	(363,756)	(1,179,696)	—	(45,574)
Institutional Class	(16,430)	(60,255)	—	(11,577)
R Class	(1,885)	(5,034)	—	(259)
Total distributions to shareholders	(382,071)	(1,371,317)	(636,449)	(666,861)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	2,467,259	8,158,670	10,048,184	17,060,784
Proceeds from reinvestment of distributions	323,912	1,191,670	429,813	456,841
Cost of shares redeemed	(1,378,561)	(3,426,304)	(4,860,222)	(6,930,471)
Net increase (decrease) from Individual Investor Class transactions	1,412,610	5,924,036	5,617,775	10,587,154
Institutional Class
Proceeds from shares sold	143,106	596,347	3,606,823	4,035,864
Proceeds from reinvestment of distributions	3,812	16,187	102,128	97,250
Cost of shares redeemed	(106,020)	(152,219)	(827,046)	(2,883,870)
Net increase (decrease) from Institutional Class transactions	40,898	460,315	2,881,905	1,249,244
R Class
Proceeds from shares sold	31,994	78,447	154,647	90,562
Proceeds from reinvestment of distributions	1,884	5,244	4,523	2,614
Cost of shares redeemed	(1,814)	(42,074)	(7,451)	(9,689)
Net increase from R Class transactions	32,064	41,617	151,719	83,487
Net increase (decrease) from capital share transactions	1,485,572	6,425,968	8,651,399	11,919,885
Net increase (decrease) in net assets	1,629,072	4,472,436	8,006,050	4,052,558
Net assets
Beginning of period	13,962,993	9,490,557	33,991,626	29,939,068
End of period (1)	$15,592,065	$13,962,993	$41,997,676	$33,991,626
(1) Includes undistributed net investment income (loss)	$39,620	$—	$36,596	$(4,457)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund		Global Women's Equality Fund
	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$17,772,815	$33,375,931	$339,751	$474,195
Net realized gain (loss) on investments and foreign currency transactions	4,556,996	2,292,576	(354,871)	1,637,214
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,814,532	(26,992,006)	1,499,958	(5,714,557)
Net increase (decrease) in net assets resulting from operations	26,144,343	8,676,501	1,484,838	(3,603,148)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(14,781,337)	(22,129,221)	(337,648)	(396,939)
Institutional Class	(2,965,213)	(11,489,017)	(16,475)	(24,923)
R Class	(9,526)	(20,158)
Realized gains
Individual Investor Class	—	(4,699,316)	—	—
Institutional Class	—	(2,526,411)	—	—
R Class	—	(5,759)
Total distributions to shareholders	(17,756,076)	(40,869,882)	(354,123)	(421,862)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	72,336,897	146,368,763	5,161,017	7,745,020
Proceeds from reinvestment of distributions	8,263,909	20,378,755	303,780	353,731
Cost of shares redeemed	(82,425,724)	(147,285,259)	(7,443,702)	(6,495,352)
Net increase (decrease) from Individual Investor Class transactions	(1,824,918)	19,462,259	(1,978,905)	1,603,399
Institutional Class
Proceeds from shares sold	40,832,540	83,572,799	105,424	633,763
Proceeds from reinvestment of distributions	4,068,745	9,462,237	10,676	31,371
Cost of shares redeemed	(32,007,228)	(53,528,085)	(1,643,261)	(131,972)
Net increase (decrease) from Institutional Class transactions	12,894,057	39,506,951	(1,527,161)	533,162
R Class
Proceeds from shares sold	690,277	490,966
Proceeds from reinvestment of distributions	26,121	25,511
Cost of shares redeemed	(263,809)	(254,777)
Net increase from R Class transactions	452,589	261,700
Net increase (decrease) from capital share transactions	11,521,728	59,230,910	(3,506,066)	2,136,561
Net increase (decrease) in net assets	19,909,995	27,037,529	(2,375,351)	(1,888,449)
Net assets
Beginning of period	442,857,840	415,820,311	35,753,424	37,641,873
End of period (1)	$462,767,835	$442,857,840	$33,378,073	$35,753,424
(1) Includes undistributed net investment income (loss)	$(171,641)	$(188,380)	$5,388	$19,761

SEE NOTES TO FINANCIAL STATEMENTS

	Global Environmental Markets Fund
	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$249,974	$160,394
Net realized gain (loss) on investments and foreign currency transactions	(594,439)	1,130,835
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,832,915	(5,466,175)
Net increase (decrease) in net assets resulting from operations	1,488,450	(4,174,946)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(222,514)	—
Institutional Class	(34,985)	—
R Class	(5,544)	—
Realized gains
Individual Investor Class	—	(794,394)
Institutional Class	—	(60,882)
R Class	—	(15,851)
Total distributions to shareholders	(263,043)	(871,127)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	9,511,827	16,263,786
Proceeds from reinvestment of distributions	206,219	767,290
Cost of shares redeemed	(5,332,154)	(7,219,962)
Net increase (decrease) from Individual Investor Class transactions	4,385,892	9,811,114
Institutional Class
Proceeds from shares sold	2,904,919	1,615,592
Proceeds from reinvestment of distributions	27,235	55,347
Cost of shares redeemed	(80,471)	(556,880)
Net increase (decrease) from Institutional Class transactions	2,851,683	1,114,059
R Class
Proceeds from shares sold	511,001	255,325
Proceeds from reinvestment of distributions	5,475	15,520
Cost of shares redeemed	(57,405)	(167,936)
Net increase from R Class transactions	459,071	102,909
Net increase (decrease) from capital share transactions	7,696,646	11,028,082
Net increase (decrease) in net assets	8,922,053	5,982,009
Net assets
Beginning of period	36,612,298	30,630,289
End of period (1)	$45,534,351	$36,612,298
(1) Includes undistributed net investment income (loss)	$(128,785)	$(115,716)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund		Growth Fund
	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11
Individual Investor Class
Shares sold	1,965,825	4,882,668	927,335	2,114,836
Shares issued in reinvestment of distributions	680,955	974,324	—	—
Shares redeemed	(5,565,843)	(12,555,762)	(993,042)	(1,871,930)
Net increase (decrease) in shares outstanding	(2,919,063)	(6,698,770)	(65,707)	242,906
Institutional Class
Shares sold	1,031,267	1,719,319	180,574	175,244
Shares issued in reinvestment of distributions	59,620	78,281	—	—
Shares redeemed	(728,278)	(1,378,388)	(24,335)	(34,880)
Net increase (decrease) in shares outstanding	362,609	419,212	156,239	140,364
R Class
Shares sold	32,035	38,881	3,571	40,482
Shares issued in reinvestment of distributions	1,122	1,337	—	—
Shares redeemed	(29,993)	(29,051)	(437)	(9,591)
Net increase in shares outstanding	3,164	11,167	3,134	30,891
	High Yield Bond Fund		Global Women's Equality Fund
	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11
Individual Investor Class
Shares sold	9,829,067	19,446,500	294,474	439,301
Shares issued in reinvestment of distributions	1,120,299	2,697,237	19,226	20,776
Shares redeemed	(11,212,730)	(19,334,406)	(432,070)	(381,192)
Net increase (decrease) in shares outstanding	(263,364)	2,809,331	(118,370)	78,885
Institutional Class
Shares sold	5,565,429	10,937,721	6,187	35,091
Shares issued in reinvestment of distributions	553,675	1,260,453	674	1,850
Shares redeemed	(4,359,444)	(7,173,539)	(91,413)	(7,831)
Net increase (decrease) in shares outstanding	1,759,660	5,024,635	(84,552)	29,110
R Class
Shares sold	93,373	64,577
Shares issued in reinvestment of distributions	3,547	3,427
Shares redeemed	(35,645)	(32,868)
Net increase in shares outstanding	61,275	35,136

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		International Fund
	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11
Individual Investor Class
Shares sold	242,457	744,341	1,264,107	1,974,357
Shares issued in reinvestment of distributions	34,643	116,997	60,452	54,723
Shares redeemed	(135,058)	(316,874)	(618,356)	(847,135)
Net increase (decrease) in shares outstanding	142,042	544,464	706,203	1,181,945
Institutional Class
Shares sold	14,006	53,097	445,873	452,923
Shares issued in reinvestment of distributions	406	1,541	14,303	11,584
Shares redeemed	(10,311)	(15,730)	(104,152)	(343,844)
Net increase (decrease) in shares outstanding	4,101	38,908	356,024	120,663
R Class
Shares sold	3,084	7,046	19,580	10,222
Shares issued in reinvestment of distributions	203	507	638	314
Shares redeemed	(182)	(4,205)	(935)	(1,226)
Net increase in shares outstanding	3,105	3,348	19,283	9,310
	Global Environmental Markets Fund
	(Unaudited) Period Ended 6/30/12	Year Ended 12/31/11
Individual Investor Class
Shares sold	1,027,505	1,735,134
Shares issued in reinvestment of distributions	23,840	91,564
Shares redeemed	(580,833)	(785,789)
Net increase (decrease) in shares outstanding	470,512	1,040,909
Institutional Class
Shares sold	308,613	171,380
Shares issued in reinvestment of distributions	3,134	6,581
Shares redeemed	(8,754)	(64,385)
Net increase (decrease) in shares outstanding	302,993	113,576
R Class
Shares sold	55,440	27,203
Shares issued in reinvestment of distributions	636	1,863
Shares redeemed	(6,359)	(18,525)
Net increase in shares outstanding	49,717	10,541

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Financial Highlights

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Balanced Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$21.67	$0.18	$0.86	$1.04	$0.21	$—	$—	$0.21	$—
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—	—	0.29	—
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[8]	0.32	—
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—	0.31	—
Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—	0.64	—
Year Ended December 31, 2007	24.53	0.44	1.87	2.31	0.43	1.10	—	1.53	—
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$21.86	$0.21	$0.87	$1.08	$0.24	$—	$—	$0.24	$—
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—	—	0.35	—
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[8]	0.37	—
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—	0.36	—
Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.46	0.24	—	0.70	—
Period Ended December 31, 2007[7]	24.95	0.38	1.56	1.94	0.33	1.03	—	1.36	—
R Class
Period Ended June 30, 2012 (Unaudited)	$21.79	$0.16	$0.86	$1.02	$0.19	$—	$—	$0.19	$—
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—	—	0.23	—
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[8]	0.28	—
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—	0.30	—
Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—	0.65	—
Period Ended December 31, 2007[7]	24.95	0.45	1.44	1.89	0.22	1.03	—	1.25	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded.

6  The Balanced Fund received a litigation settlement in the amount of $1,250,000 in 2007. Had this amount not been included in income, the income ratio would have been 1.64% for the year ended December 31, 2007.

7  Per share data is reflected from class inception date of April 2, 2007.

8  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income (loss)	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Balanced Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$22.50	4.84%	$1,667,692	0.94%	1.60%	0.94%	0.94%	14%
Year Ended December 31, 2011	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	0.95%	38%
Year Ended December 31, 2010	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	0.96%	36%
Year Ended December 31, 2009	20.30	21.41%	1,834,274	0.98%	1.70%	0.98%	0.98%	43%[5]
Year Ended December 31, 2008	17.00	(30.72%)	1,612,529	0.95%	1.85%	0.95%	0.95%	54%
Year Ended December 31, 2007	25.31	9.44%	2,444,076	0.96%	1.70%[6]	0.96%	0.96%	38%
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$22.70	4.97%	$128,905	0.69%	1.86%	0.69%	0.69%	14%
Year Ended December 31, 2011	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	0.70%	38%
Year Ended December 31, 2010	22.56	12.16%	110,437	0.71%	1.81%	0.71%	0.71%	36%
Year Ended December 31, 2009	20.47	21.70%	101,791	0.73%	1.94%	0.73%	0.73%	43%[5]
Year Ended December 31, 2008	17.14	(30.58%)	66,355	0.70%	2.10%	0.70%	0.70%	54%
Period Ended December 31, 2007[7]	25.53	7.84%	20,222	0.71%	1.95%	0.71%	0.71%	38%
R Class
Period Ended June 30, 2012 (Unaudited)	$22.62	4.70%	$2,969	1.19%	1.37%	1.19%	1.19%	14%
Year Ended December 31, 2011	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	1.20%	38%
Year Ended December 31, 2010	22.49	11.58%	2,629	1.21%	1.36%	1.21%	1.21%	36%
Year Ended December 31, 2009	20.42	21.14%	1,799	1.23%	1.30%	1.23%	1.23%	43%[5]
Year Ended December 31, 2008	17.13	(30.96%)	57	1.20%	1.60%	1.20%	1.20%	54%
Period Ended December 31, 2007[7]	25.59	7.61%	1	1.21%	1.43%	1.21%	1.21%	38%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Growth Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$11.96	$0.03	$0.54	$0.57	$—	$—	$—	$—	$—
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—	—	—	—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—	—	—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—	—	—
Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—	0.25	—
Year Ended December 31, 2007	12.53	(0.03)	1.70	1.67	—	1.64	—	1.64	—
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$12.19	$0.05	$0.54	$0.59	$—	$—	$—	$—	$—
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—	—	—	—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—	—	—
Year Ended December 31, 2009	7.27	0.01[6]	2.85	2.86	—	—	—	—	—
Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—	0.25	—
Period Ended December 31, 2007[5]	13.10	0.12	0.99	1.11	—	1.53	—	1.53	—
R Class
Period Ended June 30, 2012 (Unaudited)	$11.95	$0.01	$0.54	$0.55	$—	$—	$—	$—	$—
Year Ended December 31, 2011	12.24	(0.02)[6]	(0.27)	(0.29)	—	—	—	—	—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—	—	—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—	—	—
Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—	0.25	—
Period Ended December 31, 2007[5]	13.10	0.02	1.07	1.09	—	1.53	—	1.53	—
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$9.65	$0.02	$0.35	$0.37	$—	$0.25	$—	$0.25	$—
Year Ended December 31, 2011	11.05	0.04	(0.39)	(0.35)	0.09	0.96	—	1.05	—
Year Ended December 31, 2010	9.29	0.08	2.46	2.54	0.07	0.71	—	—	—
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—	—	—	—
Period Ended December 31, 2008[7]	10.00	0.01	(3.22)	(3.21)	0.01	—	—	—	—
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$9.69	$0.04	$0.34	$0.38	$—	$0.25	$—	$0.25	$—
Year Ended December 31, 2011	11.08	0.07	(0.38)	(0.31)	0.12	0.96	—	1.08	—
Year Ended December 31, 2010	9.31	0.15	2.42	2.57	0.09	0.71	—	0.80	—
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—	—	0.01	—
Period Ended December 31, 2008[7]	10.00	0.03	(3.22)	(3.19)	0.03	—	—	0.03	—
R Class
Period Ended June 30, 2012 (Unaudited)	$9.61	$0.02	$0.34	$0.36	$—	$0.25	$—	$0.25	$—
Year Ended December 31, 2011	10.99	0.02	(0.39)	(0.37)	0.05	0.96	—	1.01	—
Year Ended December 31, 2010	9.26	0.16	2.35	2.73	0.07	0.71	—	0.78	—
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—	—	—	—
Period Ended December 31, 2008[7]	10.00	—	(3.22)	(3.22)	—	—	—	—	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  Per share data is reflected from class inception date of April 2, 2007.

6  The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

7  Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income (loss)	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Growth Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$12.53	4.77%	$116,521	1.29%	0.47%	1.29%	1.43%	11%
Year Ended December 31, 2011	11.96	(2.05%)	112,042	1.32%	0.04%	1.32%	1.47%	20%
Year Ended December 31, 2010	12.21	22.22%	111,403	1.41%	(0.28%)	1.41%	1.57%	25%
Year Ended December 31, 2009	9.99	38.94%	94,306	1.45%	(0.08%)	1.45%	1.78%	39%
Year Ended December 31, 2008	7.19	(41.52%)	66,493	1.46%	(0.01%)	1.46%	1.67%	51%
Year Ended December 31, 2007	12.56	13.39%	105,213	1.51%	(0.19%)	1.50%	1.76%	66%
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$12.78	4.84%	$7,118	1.04%	0.77%	1.04%	1.18%	11%
Year Ended December 31, 2011	12.19	(1.77%)	4,883	1.07%	0.31%	1.07%	1.22%	20%
Year Ended December 31, 2010	12.41	22.51%	3,231	1.16%	(0.04%)	1.16%	1.32%	25%
Year Ended December 31, 2009	10.13	39.34%	2,856	1.20%	0.16%	1.20%	1.53%	39%
Year Ended December 31, 2008	7.27	(41.44%)	3,042	1.21%	0.24%	1.21%	1.41%	51%
Period Ended December 31, 2007[5]	12.68	8.53%	2,571	1.26%	1.27%	1.25%	1.51%	66%
R Class
Period Ended June 30, 2012 (Unaudited)	$12.50	4.60%	$479	1.54%	0.23%	1.54%	1.68%	11%
Year Ended December 31, 2011	11.95	(2.37%)	421	1.57%	(0.13%)	1.57%	1.72%	20%
Year Ended December 31, 2010	12.24	21.91%	53	1.66%	(0.49%)	1.66%	1.82%	25%
Year Ended December 31, 2009	10.04	38.67%	4	1.70%	(0.37%)	1.70%	2.03%	39%
Year Ended December 31, 2008	7.24	(41.58%)	2	1.71%	(0.26%)	1.71%	1.91%	51%
Period Ended December 31, 2007[5]	12.66	8.37%	1	1.76%	0.45%	1.75%	2.01%	66%
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$9.77	3.92%	$14,840	1.24%	0.49%	1.24%	2.15%	66%
Year Ended December 31, 2011	9.65	(3.50%)	13,290	1.24%	0.40%	1.24%	2.71%	161%
Year Ended December 31, 2010	11.05	30.17%	9,192	1.24%	0.80%	1.24%	4.47%	179%
Year Ended December 31, 2009	9.29	37.02%	3,266	1.24%	(0.41%)	1.24%	12.09%	201%
Period Ended December 31, 2008[7]	6.78	(32.07%)	1,140	1.25%	0.22%	1.24%	14.13%	109%
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$9.82	4.00%	$676	0.99%	0.77%	0.99%	1.90%	66%
Year Ended December 31, 2011	9.69	(3.17%)	627	0.99%	0.67%	0.99%	2.46%	161%
Year Ended December 31, 2010	11.08	30.44%	283	0.99%	1.41%	0.99%	4.22%	179%
Year Ended December 31, 2009	9.31	37.44%	37	0.99%	(0.27%)	0.99%	11.84%	201%
Period Ended December 31, 2008[7]	6.78	(31.92%)	1	1.00%	0.47%	0.99%	13.88%	109%
R Class
Period Ended June 30, 2012 (Unaudited)	$9.72	3.83%	$76	1.49%	0.31%	1.49%	2.40%	66%
Year Ended December 31, 2011	9.61	(3.74%)	46	1.49%	0.15%	1.49%	2.96%	161%
Year Ended December 31, 2010	10.99	29.94%	15	1.49%	1.62%	1.49%	4.72%	179%
Year Ended December 31, 2009	9.26	36.58%	4	1.49%	(0.62%)	1.49%	12.34%	201%
Period Ended December 31, 2008[7]	6.78	(32.20%)	1	1.50%	(0.03%)	1.49%	14.38%	109%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
International Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$7.38	$0.12	$—	$0.12	$0.11	$—	$—	$0.11	$—
Year Ended December 31, 2011	9.10	0.18	(1.75)	(1.57)	0.14	0.01	—	0.15	—
Year Ended December 31, 2010	8.51	0.10	0.60	0.70	0.11	—	—	0.11	—
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—	0.01	0.08	—
Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—	—	0.08	—
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$7.41	$0.14	$(0.02)	$0.12	$0.12	$—	$—	$0.12	$—
Year Ended December 31, 2011	9.12	0.20	(1.74)	(1.54)	0.16	0.01	—	0.17	—
Year Ended December 31, 2010	8.53	0.12	0.60	0.72	0.13	—	—	0.13	—
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—	0.01	0.10	—
Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—	—	0.09	—
R Class
Period Ended June 30, 2012 (Unaudited)	$7.36	$0.13	$(0.02)	$0.11	$0.11	$—	$—	$0.11	$—
Year Ended December 31, 2011	9.07	0.15	(1.73)	(1.58)	0.12	0.01	—	0.13	—
Year Ended December 31, 2010	8.50	0.08	0.60	0.68	0.11	—	—	0.11	—
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—	0.01	0.08	—
Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—	—	0.06	—
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$7.20	$0.27	$0.14	$0.41	$0.27	$—	$—	$0.27	$—
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12	—	0.70	—
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—	0.76	—
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—	—	0.64	—
Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01	—	0.64	—[6]
Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03	—	0.66	—[6]
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$7.17	$0.28	$0.14	$0.42	$0.28	$—	$—	$0.28	$—
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12	—	0.71	—
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—	0.78	—
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—	—	0.65	—
Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01	—	0.65	—[6]
Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03	—	0.68	—[6]
R Class
Period Ended June 30, 2012 (Unaudited)	$7.19	$0.26	$0.14	$0.40	$0.26	$—	$—	$0.26	$—
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12	—	0.68	—
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—	0.74	—
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—	0.62	—
Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—	0.61	—
Period Ended December 31, 2007[8]	8.68	0.45	(0.29)	0.16	0.47	0.03	—	0.50	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

6  Rounds to less than $0.01.

7  In 2007, the Individual Investor Class Shares of the Fund received $197,873 from the Fund's Adviser and $96,127 from an non-affiliated broker as reimbursement for dilution of returns that may have occurred as a result of frequent trading activity from 2001-2003. Excluding the effect of this payment on the Fund's ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42%.

8  Per share data is reflected from class inception date of April 2, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income (loss)	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
International Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$7.39	1.70%	$32,827	1.40%	3.25%	1.40%	1.73%	17%
Year Ended December 31, 2011	7.38	(17.43%)	27,603	1.40%	2.07%	1.40%	1.95%	34%
Year Ended December 31, 2010	9.10	8.37%	23,254	1.40%	1.25%	1.40%	2.55%	41%
Year Ended December 31, 2009	8.51	39.14%	9,768	1.40%	0.83%	1.40%	7.35%	23%
Period Ended December 31, 2008[5]	6.19	(37.26%)	2,087	1.40%	2.08%	1.40%	11.81%	26%
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$7.41	1.68%	$8,850	1.15%	3.67%	1.15%	1.48%	17%
Year Ended December 31, 2011	7.41	(17.08%)	6,210	1.15%	2.32%	1.15%	1.70%	34%
Year Ended December 31, 2010	9.12	8.57%	6,549	1.15%	1.43%	1.15%	2.30%	41%
Year Ended December 31, 2009	8.53	39.70%	2,033	1.15%	0.01%	1.15%	7.10%	23%
Period Ended December 31, 2008[5]	6.19	(37.13%)	1	1.15%	2.33%	1.15%	11.56%	26%
R Class
Period Ended June 30, 2012 (Unaudited)	$7.36	1.51%	$320	1.65%	3.56%	1.65%	1.98%	17%
Year Ended December 31, 2011	7.36	(17.56%)	178	1.65%	1.74%	1.65%	2.20%	34%
Year Ended December 31, 2010	9.07	8.10%	136	1.65%	0.90%	1.65%	2.80%	41%
Year Ended December 31, 2009	8.50	38.65%	14	1.65%	0.96%	1.65%	7.60%	23%
Period Ended December 31, 2008[5]	6.20	(37.43%)	1	1.65%	1.83%	1.65%	12.06%	26%
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$7.34	5.64%	$299,358	0.96%	7.47%	0.96%	0.96%	37%
Year Ended December 31, 2011	7.20	2.00%	295,597	0.97%	7.54%	0.97%	0.97%	49%
Year Ended December 31, 2010	7.74	10.35%	296,349	0.99%	8.45%	0.99%	0.99%	70%
Year Ended December 31, 2009	7.74	38.70%	298,915	0.97%	8.88%	0.97%	1.04%	58%
Year Ended December 31, 2008	6.10	(20.61%)	92,187	0.99%	7.82%	0.99%	1.19%	29%
Year Ended December 31, 2007	8.37	5.80%[7]	77,987	1.00%	7.31%	0.99%	1.44%	26%
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$7.31	5.92%	$162,500	0.71%	7.74%	0.71%	0.71%	37%
Year Ended December 31, 2011	7.17	2.10%	146,810	0.72%	7.78%	0.72%	0.72%	49%
Year Ended December 31, 2010	7.72	10.92%	119,258	0.74%	8.70%	0.74%	0.74%	70%
Year Ended December 31, 2009	7.70	38.78%	91,606	0.72%	9.12%	0.72%	0.79%	58%
Year Ended December 31, 2008	6.08	(20.38%)	23,646	0.74%	8.07%	0.74%	0.94%	29%
Year Ended December 31, 2007	8.34	5.68%	19,314	0.75%	7.59%	0.74%	1.19%	26%
R Class
Period Ended June 30, 2012 (Unaudited)	$7.33	5.66%	$910	1.21%	7.30%	1.21%	1.21%	37%
Year Ended December 31, 2011	7.19	1.87%	452	1.22%	7.30%	1.22%	1.22%	49%
Year Ended December 31, 2010	7.72	10.23%	214	1.24%	8.21%	1.24%	1.24%	70%
Year Ended December 31, 2009	7.71	38.27%	106	1.22%	8.52%	1.22%	1.29%	58%
Year Ended December 31, 2008	6.08	(20.91%)	4	1.24%	7.57%	1.24%	1.44%	29%
Period Ended December 31, 2007[8]	8.34	1.94%	1	1.25%	7.29%	1.24%	1.69%	26%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Global Women's Equality Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$15.90	$0.16	$0.43	$0.59	$0.17	$—	$—	$0.17	$—
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—	—	0.18	—
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—	0.09	—
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	—[5]	0.08	—
Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—	0.73	—
Period Ended December 31, 2007[6,7]	21.86	0.07	2.13	2.20	0.10	1.95	—	2.05	—[5]
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$15.94	$0.16	$0.44	$0.60	$0.19	$—	$—	$0.19	$—
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—	—	0.22	—
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—	0.13	—
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	—[5]	0.09	—
Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—	0.78	—
Period Ended December 31, 2007[6,7]	21.86	0.13	2.12	2.25	0.13	1.95	—	2.08	—[5]
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$8.42	$0.05	$0.38	$0.43	$0.05	$—	$—	$0.05	$—
Year Ended December 31 , 2011	9.63	0.04	(1.04)	(1.00)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—	0.03	—
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—	0.08	—
Period Ended December 31, 2008[8]	10.00	0.02	(3.61)	(3.59)	0.03	—	—	0.03	—
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$8.46	$0.07	$0.37	$0.44	$0.06	$—	$—	$0.06	$—
Year Ended December 31 , 2011	9.64	0.07	(1.04)	(0.97)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—	0.05	—
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—	0.10	—
Period Ended December 31, 2008[8]	10.00	0.03	(3.61)	(3.58)	0.04	—	—	0.04	—
R Class
Period Ended June 30, 2012 (Unaudited)	$8.37	$0.05	$0.37	$0.04	$—	$—	$—	$0.04	$—
Year Ended December 31 , 2011	9.60	0.02	(1.04)	(1.02)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.66	(0.02)[9]	0.97	0.95	0.01	—	—	0.01	—
Year Ended December 31, 2009	6.37	(0.01)[9]	2.37	2.36	0.07	—	—	0.07	—
Period Ended December 31, 2008[8]	10.00	—	(3.61)	(3.61)	0.02	—	—	0.02	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  Rounds to less than $0.01.

6  Effective October 29, 2007, the Global Women's Equality Fund (formerly the Women's Equity Fund) acquired the assets and liabilities of the original Women's Equity Fund, a series of Professionally Managed Portfolios. For the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women's Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women's Equity Fund.

7  Beginning with the period from April 1, 2007 through December 31, 2007, the Global Women's Equality Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm, the report of which expressed an unqualified opinion.

8  Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

9  The amount shown for a share outstanding does not correspond with the aggregate new investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income (loss)	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Global Women's Equality Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$16.32	3.77%	$31,970	1.24%	1.95%	1.24%	1.68%	20%
Year Ended December 31, 2011	15.90	(8.60%)	33,034	1.24%	1.20%	1.24%	1.68%	114%
Year Ended December 31, 2010	17.58	10.54%	35,147	1.24%	0.63%	1.24%	1.90%	116%
Year Ended December 31, 2009	15.99	25.76%	29,537	1.24%	0.58%	1.24%	2.04%	94%
Year Ended December 31, 2008	12.79	(39.69%)	23,984	1.24%	0.71%	1.24%	1.82%	78%
Period Ended December 31, 2007[6,7]	22.01	10.13%	33,233	1.29%	0.37%	1.29%	1.67%	32%
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$16.35	3.82%	$1,408	0.99%	1.85%	0.99%	1.43%	20%
Year Ended December 31, 2011	15.94	(8.35%)	2,719	0.99%	1.47%	0.99%	1.43%	114%
Year Ended December 31, 2010	17.62	10.78%	2,495	0.99%	0.86%	0.99%	1.65%	116%
Year Ended December 31, 2009	16.03	26.11%	2,518	0.99%	0.86%	0.99%	1.79%	94%
Year Ended December 31, 2008	12.80	(39.52%)	2,279	0.99%	0.96%	0.99%	1.57%	78%
Period Ended December 31, 2007[6,7]	22.03	10.37%	4,528	0.99%	0.55%	0.99%	1.44%	32%
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2012 (Unaudited)	$8.80	5.24%	$39,108	1.40%	1.11%	1.40%	1.80%	20%
Year Ended December 31 , 2011	8.42	(10.39%)	33,444	1.40%	0.44%	1.40%	1.99%	79%
Year Ended December 31, 2010	9.63	11.20%	28,210	1.40%	0.09%	1.40%	2.38%	62%
Year Ended December 31, 2009	8.69	37.52%	17,765	1.40%	0.35%	1.40%	3.78%	81%
Period Ended December 31, 2008[8]	6.38	(35.92%)	5,999	1.40%	0.27%	1.40%	6.25%	28%
Institutional Class
Period Ended June 30, 2012 (Unaudited)	$8.84	5.22%	$5,304	1.15%	1.61%	1.15%	1.55%	20%
Year Ended December 31 , 2011	8.46	(10.07%)	2,511	1.15%	0.73%	1.15%	1.74%	79%
Year Ended December 31, 2010	9.64	11.56%	1,767	1.15%	0.32%	1.15%	2.13%	62%
Year Ended December 31, 2009	8.69	37.79%	404	1.15%	0.56%	1.15%	3.53%	81%
Period Ended December 31, 2008[8]	6.38	(35.83%)	5	1.15%	0.52%	1.15%	6.00%	28%
R Class
Period Ended June 30, 2012 (Unaudited)	$8.75	5.07%	$1,122	1.65%	1.04%	1.65%	2.05%	20%
Year Ended December 31 , 2011	8.37	(10.63%)	658	1.65%	0.18%	1.65%	2.24%	79%
Year Ended December 31, 2010	9.60	11.01%	653	1.65%	(0.18%)	1.65%	2.63%	62%
Year Ended December 31, 2009	8.66	37.16%	371	1.65%	(0.17%)	1.65%	4.03%	81%
Period Ended December 31, 2008[8]	6.37	(36.12%)	30	1.65%	0.02%	1.65%	6.50%	28%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2012, the Trust offered eleven investment funds.

These financial statements relate only to the Pax World Balanced Fund (the "Balanced Fund"), Pax World Growth Fund (the "Growth Fund"), Pax World Small Cap Fund (the "Small Cap Fund"), Pax World International Fund (the "International Fund"), Pax World High Yield Bond Fund (the "High Yield Bond Fund"), Pax World Global Women's Equality Fund (the "Global Women's Equality Fund"), and Pax World Global Environmental Markets Fund (the "Global Environmental Markets Fund") (each a "Fund", collectively, the "Funds"), each a diversified series of the Trust.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60-75% of its assets in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and approximately 25-40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.

June 30, 2012

The Small Cap Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The International Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers.

The High Yield Bond Fund's primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds").

The Global Women's Equality Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.

The Global Environmental Markets Fund's investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including energy (renewable energy and energy efficiency), water (water infrastructure and technologies, pollution control) and waste (waste management and technologies, environmental support services). Under normal market conditions, the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred

June 30, 2012

Notes to Financial Statements, continued

stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

June 30, 2012

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). Evaluated pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of evaluated pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and purchase price of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At June 30, 2012, nine securities were fair valued in good faith pursuant to policies and procedures approved by the Board. The Balanced Fund held three securities fair valued at $13,886,009, representing 0.77% of the Fund's net asset value, the Growth Fund held one security fair valued at $430,950, representing 0.35% of the Fund's net asset value, the High Yield Bond Fund held three securities fair valued at $0, representing 0.00% of the Fund's net asset value, and the International Fund held two securities fair valued at $56,797, representing 0.14% of the Fund's net asset value.

June 30, 2012

Notes to Financial Statements, continued

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. Various inputs are used in determining value, these inputs are summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

June 30, 2012

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Foreign equities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that significant inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Debt securities including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that significant inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Mutual Fund Investments Investments in mutual funds are valued at the Mutual Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

Option Contracts Options on equity securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service and are generally categorized as Level 1 in the hierarchy.

June 30, 2012

Notes to Financial Statements, continued

The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2012:

	Level 1	Level 2	Level 3	Totals
Balanced
Common Stocks—Domestic	$983,667,374	$—	$11,635,650	$995,303,024
Common Stocks—Foreign	214,766,590	30,968,651		245,735,241
Exchange Traded Funds	8,363,618	—	—	8,363,618
Community Investment Notes	—	3,000,000	2,250,359	5,250,359
Corporate Bonds	—	231,252,815	—	231,252,815
U.S. Govt Agency Bonds	—	100,572,964	—	100,572,964
Government Bonds	—	14,502,738	—	14,502,738
Municipal Bonds	—	23,109,372	—	23,109,372
U.S. Treasury Notes	—	44,918,275	—	44,918,275
Mortgage-Backed Securities	—	121,359,547	—	121,359,547
Cash Equivalents	33,279,217	6,744,000	—	40,023,217
Equity Call Options Written	(1,719,650)	—	—	(1,719,650)
Total	$1,238,357,149	$576,428,362	$13,886,009	$1,828,671,520
Growth
Common Stocks—Domestic	$102,872,734	$—	$430,950	$103,303,684
Common Stocks—Foreign	14,238,750	2,562,600	—	16,801,350
Cash Equivalents	3,848,325	4,205,000	—	8,053,325
Equity Call/Put Options Written	(72,650)	—	—	(72,650)
Total	$120,887,159	$6,767,600	$430,950	$128,085,709
Small Cap
Common Stocks—Domestic	$15,092,239	$—	$—	$15,092,239
Common Stocks—Foreign	537,040	—	—	537,040
Cash Equivalents	—	183,000	—	183,000
Total	$15,629,279	$183,000	$—	$15,812,279
International
Common Stocks—Foreign	$11,977,122	$28,809,753	$56,797	$40,843,672
Rights	29,656	—	—	29,656
Exchange Traded Funds	1,104,291	—	—	1,104,291
Total	$13,111,069	$28,809,753	$56,797	$41,977,619

June 30, 2012

	Level 1	Level 2	Level 3	Totals
High Yield Bond
Common Stocks—Domestic	$7,258,785	$—	$—	$7,258,785
Common Stocks—Foreign	—	—	0	0
Preferred Stocks	2,787,950	—	—	2,787,950
Exchange Traded Funds	6,003,218	—	—	6,003,218
Corporate Bonds	—	418,927,142	0	418,927,142
Loans	—	756,249	—	756,249
Warrants	—	—	0	0
Cash Equivalents	34,942,268	22,744,495	—	57,686,763
Securities Sold Short	(2,957,950)	—	—	(2,957,950)
Equity Put Options Written	(16,000)	—	—	(16,000)
Total	$48,018,271	$442,427,886	$0	$490,446,157
Global Women's Equality
Common Stocks—Domestic	$17,171,687	$—	$—	$17,171,687
Common Stocks—Foreign	6,590,518	8,860,732	—	15,451,250
Exchange Traded Funds	778,466	—	—	778,466
Cash Equivalents	1,224,263	—	—	1,224,263
Total	$25,764,934	$8,860,732	$—	$34,625,666
Global Environmental Markets
Common Stocks—Domestic	$20,248,935	$—	$—	$20,248,935
Common Stocks—Foreign	—	24,259,704	—	24,259,704
Cash Equivalents	—	1,274,000	—	1,274,000
Total	$20,248,935	$25,533,704	$—	$45,782,639

* Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

June 30, 2012

Notes to Financial Statements, continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balanced	Growth	International
Common Stock
Balance as of December 31, 2011	$—	$—	$50,279
Realized Gain (loss)	—	—	—
Amortization of Premium	—	—	—
Change in unrealized appreciation (depreciation)	—	—	6,518
Purchases	—	—	—
Sales	—	—	—
Transfers in and/or out of Level 3	11,635,650	430,950	—
Balance as of June 30, 2012	$11,635,650	$430,950	$56,797

	Balanced	High Yield Bond Fund
Bonds and Notes
Balance as of December 31, 2011	$2,250,302	$0
Realized Gain (loss)	—	—
Amortization of Premium	—	(75,534)
Change in unrealized appreciation (depreciation)	57	47,691
Purchases	—	27,843
Sales	—	—
Transfers in and/or out of Level 3	—	—
Balance as of June 30, 2012	$2,250,359	$0

The change in unrealized gain/loss on Level 3 securities held at June 30, 2012, included gains of $57; $47,691; and $6,518 in the Balanced Fund, High Yield Bond Fund and International Fund, respectively; for the year-to-date period then ended.

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no significant transfers between Level 1 and Level 2 during the period. This does not include transfers between Level 1 and Level 2 due to utilization of a pricing vendor's fair value pricing of non-U.S. securities.

June 30, 2012

The following provides quantitative information about significant unobservable inputs for Level 3 fair value measurements:

Type of Investment	Fair Value at 6/30/2012	Valuation Technique	Unobservable Input(s)	Range
Balanced
Common Stocks—Domestic	$11,635,650	Market Comparable	Market Price	1X
		Security	Illiquidity Discount	0% to 10%
Community Investments	2,250,302	Yield Adjustment	U.S. Swap rates	0% to 5%
Growth
Common Stocks—Domestic	$430,950	Market Comparable	Market Price	1X
		Security	Illiquidity Discount	0% to 10%
International
Foreign—Equity	$56,797	Market Comparable	Market Price	1X
		Security

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women's Equality Fund and Global Environmental Markets Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield

June 30, 2012

Notes to Financial Statements, continued

Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting

June 30, 2012

and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2a-7 money market fund. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of June 30, 2012, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value
Balanced	$53,630,485	$33,015,157	$21,279,465
Growth	6,488,175	3,848,325	2,676,609
High Yield Bond	34,314,930	34,942,268	—
Global Women's Equality	1,245,114	1,224,263	—

June 30, 2012

Notes to Financial Statements, continued

Short Sales A Fund may engage in short sales, whereby it sells a security it generally does not own (the security is borrowed) when a portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. To complete a short sale transaction, the Fund will borrow the security to deliver it to the purchaser and buy that same security in the market at a later time to return it to the lender. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. For a short against the box, as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales held by the Fund are fully collateralized by restricted cash or other securities. Short positions held at the end of the period are disclosed in the footnotes to the Schedules of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Management Contract") with Pax World Management LLC (the "Adviser"). Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

June 30, 2012

Pursuant to the Management Contract the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%
Growth	0.75%	0.75%
Small Cap	0.75%	0.75%
International	0.85%	0.85%
High Yield Bond	0.50%	0.50%
Global Women's Equality	0.75%	0.75%
Global Environmental Markets	0.90%	0.90%

For the period ended June 30, 2012, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid
Balanced	$4,639,729
Growth	474,488
Small Cap	56,609
International	172,852
High Yield Bond	1,174,991
Global Women's Equality	131,190
Global Environmental Markets	193,894

June 30, 2012

Notes to Financial Statements, continued

The Adviser has contractually agreed to reimburse Funds to the extent that each Fund's respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

Fund	Individual Investor Class	Institutional Class	R Class
Growth[1]	1.29%	1.04%	1.54%
Small Cap[1]	1.24%	0.99%	1.49%
International[1]	1.40%	1.15%	1.65%
High Yield Bond[2]	0.99%	0.74%	1.24%
Global Women's Equality[1]	1.24%	0.99%	N/A
Global Environmental Markets[1]	1.40%	1.15%	1.65%

1The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2015.

2The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2012.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended June 30, 2012, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
Fund	Individual Investor Class	Institutional Class	R Class
Growth	$82,567	$4,381	$326
Small Cap	65,389	3,197	294
International	53,867	13,651	401
Global Women's Equality	72,981	4,763	N/A
Global Environmental Markets	75,412	8,067	1,814

June 30, 2012

The Trust has adopted a plan ("Plan") pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or Other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2012 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds
Balanced	$178,923,871	$72,219,929	$275,220,857	$22,150,000
Growth	14,025,801	—	14,262,221	—
Small Cap	10,961,950	—	9,576,994	—
International	15,159,140	—	6,738,477	—
High Yield Bond	171,598,880	—	163,977,163	—
Global Women's Equality	6,856,481	—	10,380,821	—
Global Environmental Markets	16,383,447	—	8,346,905	—

1Excluding short-term investments and U.S. Government bonds.

June 30, 2012

Notes to Financial Statements, continued

For federal income tax purposes, the identified cost of investments owned at June 30, 2012 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2012 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,610,474,944	$281,226,424	$61,310,199	$219,916,225
Growth	109,497,799	25,360,112	6,699,552	18,660,560
Small Cap	16,463,521	727,699	1,378,941	(651,242)
International	45,259,671	2,778,318	6,060,370	(3,282,052)
High Yield Bond	497,448,607	13,691,779	17,720,279	(4,028,500)
Global Women's Equality	34,901,078	2,039,658	2,315,070	(275,412)
Global Environmental Markets	43,862,471	4,756,605	2,836,437	1,920,168

At June 30, 2012, the International Fund and Global Women's Equality Fund had unrealized foreign currency gains of $1,859 and $1,053, respectively. The Balanced Fund, Growth Fund, High Yield Bond Fund and Global Environmental Markets Fund had unrealized foreign currency losses of $20,287; $600; $4,960; and $1,173; respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

June 30, 2012

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

Written option activity for the period ended June 30, 2012 is as follows:

	Outstanding at 12/31/11	Written	Closed	Expired	Exercised	Outstanding at 6/30/12
Balanced Fund
Call Options
Number of contracts	3,205	1,750	—	(2,000)	—	2,955
Premiums received	$386,453	$1,193,357	$—	$(173,938)	$—	$1,405,872
Put Options
Number of contracts	2,100	—	(1,200)	(400)	(500)	—
Premiums received	$394,415	$—	$(180,662)	$(95,644)	$(118,109)	$—
Growth Fund
Call Options
Number of contracts	—	10	—	—	—	10
Premiums received	$—	$41,844	$—	$—	$—	$41,844
Put Options
Number of contracts	—	10	—	—	—	10
Premiums received	$—	$30,645	$—	$—	$—	$30,645
High Yield Bond Fund
Put Options
Number of contracts	1,000	—	—	—	—	1,000
Premiums received	$176,198	$—	$—	$—	$—	$176,198

June 30, 2012

Notes to Financial Statements, continued

Additional Derivative Disclosure The Balanced Fund, the High Yield Bond Fund, and the Women's Equity Fund held equity option contracts as of June 30, 2012. The fair value of such contracts (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 ("FASB 133") and whose primary underlying risk exposure is equity risk at June 30, 2012 was as follows:

	Purchased Equity Options Asset Derivatives Fair Value[1]	Written Equity Options Liability Derivatives Fair Value[2]
Balanced Fund	$—	$1,719,650
Growth	—	72,650
High Yield Bond Fund	—	16,000

1Statement of Assets and Liabilities location: Investments, at value.

2Statement of Assets and Liabilities location: Options written, at value.

The effect of equity options on the statement of operations for the period ended June 30, 2012 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income[2]
Written Options
Balanced Fund	$97,055	$(159,071)
Growth Fund	—	(161)
High Yield Bond Fund	—	69,000

1Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Options contracts written.

2Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral

June 30, 2012

securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At June 30, 2012, the Balanced Fund held $14,414,056 or 0.80% of net assets and the High Yield Bond Fund held $140,988,245 or 30.47% of net assets in securities exempt from registration under Rule 144A of the Act.

At June 30, 2012, the Balanced Fund held $15,920,125 of illiquid securities representing 0.88% of net assets; the Growth Fund held $430,950 of illiquid securities representing 0.35% of net assets; the International Fund held $56,797 of illiquid securities representing 0.14% of net assets; and the High Yield Bond Fund held $16,153,008 of illiquid securities, representing 3.49% of net assets. The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on

June 30, 2012

Notes to Financial Statements, continued

investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2012 and 2011 was as follows:

	Distributions paid in 2012		Distributions paid in 2011
Fund	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Balanced	$17,205,505	$—	$24,786,448	$—
Growth	—	—	—	—
Small Cap	342,788	39,283	1,127,876	243,441
International	636,449	—	609,451	57,410
High Yield Bond	17,756,076	—	33,638,396	7,231,486
Global Women's Equality	354,123	—	421,862	—
Global Environmental Markets	263,043	—	—	871,127

During the period from November 1, 2011 through December 31, 2011, the Balanced Fund, International Fund, High Yield Bond Fund, Global Women's Equality Fund and Global Environmental Markets Fund incurred capital losses in the amounts of $3,269,850; $273,880; $1,966,052; $787,654 and $343,944, respectively; and the Growth Fund and International Fund incurred qualified late-year ordinary losses of $2,062 and $87, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2012. Accordingly, during 2011 the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

June 30, 2012

As of December 31, 2011, the Funds carried forward remaining losses as follows:

Fund	Total Expires in 2017	Expires in 2018	No Expiration Short Term	No Expiration Long term	Carryforward Loss Remaining
Balanced	$49,731,410	$492,576	$—	$—	$50,223,986
Growth	8,670,375	—	—	—	8,670,375
Small Cap	—	—	—	—	—
International	—	—	126,534	347,999	474,533
High Yield Bond	—	—	—	—	—
Global Women's Equality	1,657,238	—	—	—	1,657,238
Global Environmental Markets	—	—	—	—	—

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2007 through 2011). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended June 30, 2012, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Custodian Bank and Custodian Fees

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds' custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended June 30, 2012, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits
Balanced	$166
Growth	4
Small Cap	1
High Yield Bond	117
Global Environmental Markets	1

June 30, 2012

Notes to Financial Statements, continued

NOTE F—Board Approval of Advisory Agreements

Review Process. The 1940 Act requires that the Trustees request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Trust's Management Contract. Similarly, the 1940 Act requires that the Trustees request and evaluate, and that Impax furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the investment subadvisory contract (the "Subadvisory Contract") among the Trust, the Adviser and Impax. The Trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the "Independent Trustees") met telephonically or in person in March and June of 2012 for the purpose of considering the Management Contract and the Subadvisory Contract (the "contract review meetings"). In addition, the Trustees consider matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.

During the course of the contract review meetings, the Trustees met and discussed the Management Contract and the Subadvisory Contract with representatives of the Adviser and Impax. The Independent Trustees were assisted in their evaluation of the Management Contract and the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees' conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each

June 30, 2012

Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services In considering the Management Contract and the Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser and Impax. They considered the terms of the Management Contract and the Subadvisory Contract and received and considered information provided by management that described, among other matters:

•  the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•  the investment program used by the Adviser to manage the Funds and by Impax to subadvise the Global Environmental Markets Fund,

•  possible conflicts of interest and fall-out benefits,

•  brokerage practices,

•  the compliance functions of the Adviser,

•  financial results, assets under management and other information relating to the financial resources of the Adviser, and

•  information relating to portfolio manager compensation.

In addition to considering the Funds' investment performance (see below), the Trustees considered, among other matters, the Adviser's general oversight of the Trust. They also took into account information concerning the investment philosophies and investment processes used by the Adviser and Impax in managing the Funds as well as their in-house investment and social research capabilities. They also considered various investment resources available to the Adviser and Impax, including research services acquired with "soft dollars" available to the Adviser and Impax as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds' third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser's compliance and operational

June 30, 2012

Notes to Financial Statements, continued

functions, as well as steps taken by the Adviser to enhance compliance and operational capabilities and the resources being devoted to each.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the scope of the services provided to each Fund by the Adviser under the Management Contract, and to the Global Environmental Markets Fund by Impax, was consistent with such Fund's operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser to the Trust, and by Impax to the Global Environmental Markets Fund, were sufficient to warrant approval of the Management Contract and the Subadvisory Contract.

Fund Performance In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. ("Lipper") regarding the total return investment performance of each Fund, comparing each such Fund's investment results with those of other mutual funds identified by Lipper as having the same investment classification over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2012. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. The Independent Trustees considered, in particular, that the one-, three-, and ten-year performance of the High Yield Bond Fund was less favorable than its five-year performance, in each case relative to its Lipper peer group median, and that the Balanced and Global Women's Equality Funds' performance was less favorable than that of their respective Lipper peer group medians for each period, and discussed with senior executives of the Adviser their analysis of such underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund including performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.

June 30, 2012

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract and the Subadvisory Contract.

Fees and Other Expenses The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser, and the subadvisory fees paid to Impax by the Adviser, as well as each Fund's distribution and service (Rule 12b-1) fees, "other expenses" and total expense ratios. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of other mutual funds identified by Lipper as having the same investment classification (or, for the Global Environmental Markets Fund, identified by the Adviser as emphasizing clean technology investments).

In connection with their review, the Trustees considered the Adviser's agreement to:

•  reimburse the Global Women's Equality Fund and Small Cap Fund to the extent either such Fund's total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 1.24% for Individual Investor Class shares, 0.99% for Institutional Class shares and 1.49% for R Class shares (R Class shares are not offered for Global Women's Equality Fund) through December 31, 2015,

•  reimburse the International Fund and Global Environmental Markets Fund to the extent either such Fund's total operating expenses (with certain exceptions) exceed a percentage of the average daily net assets per annum of each share class as follows: 1.40% for Individual Investor Class shares, 1.15% for Institutional Class shares and 1.65% for R Class shares through December 31, 2015, and

•  reimburse the Growth Fund to the extent such Fund's total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 1.29% for Individual Investor Class shares, 1.04% for Institutional Class shares and 1.54% for R Class shares, until at least December 31, 2015.

June 30, 2012

Notes to Financial Statements, continued

The Trustees noted that the Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds. The Trustees observed that the Funds' advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper (or, for the Global Environmental Markets Fund, the Adviser).

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and Impax in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser's relationship with the Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund by the Adviser, and the profitability to the Adviser of its advisory relationship with each Fund, in each case for the year ended December 31, 2011. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Adviser's capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser's level of profitability from its relationship with the Trust was not excessive. The Trustees did not consider the profitability of the Subadvisory Contract to Impax because the structure of the Subadvisory Contract is such that any profits to Impax reduce the profitability of the Adviser, and the fees payable under the Subadvisory Contract are the product of arm's-length bargaining between Impax and the Adviser.

June 30, 2012

Possible Fall-Out Benefits The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser and Impax from their relationships with the Trust, including reputational and other "fall out" benefits. During the course of the year, the Board of Trustees received presentations from the Adviser, and information from Impax, about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser's profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale The Trustees, including the Independent Trustees, considered the extent to which the Adviser and Impax may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Trustees noted that the Adviser was reimbursing expenses of all of the Pax World Funds other than the Balanced and High Yield Bond Funds. The Trustees noted that all Pax World Funds other than the Balanced and High Yield Bond Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions for such Funds at this time. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds' overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the Adviser (and, for the Global Environmental Markets Fund, Impax) of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract with respect to each Fund and the continuation of the Subadvisory Contract with respect to the Global Environmental Markets Fund, was in the best interests of the Fund and should be approved.

June 30, 2012

Notes to Financial Statements, continued

NOTE G—Other

Subsequent Events Effective August 15, 2012, the Global Green Fund has been renamed the Global Environmental Markets Fund.

Recent Accounting Pronouncements In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements related to derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact, if any, of the update's adoption on the financial statements of the Funds.

NOTE H—Proxy Voting

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's website at www.sec.gov.

NOTE I—Quarterly Portfolio Holdings Disclosure

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729

June 30, 2012

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child's education.

Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (8/12).

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30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

PAX-SAR12

Item 2.                                     Code of Ethics.

This disclosure is not required for the Semi-annual report filing.

Item 3.                                     Audit Committee Financial Expert.

This disclosure is not required for the Semi-annual report filing.

Item 4.                                     Principal Accountant Fees and Services.

This disclosure is not required for the Semi-annual report filing.

Item 5.                                     Audit Committee of Listed Registrants.

This disclosure is not applicable to the Registrant.

Item 6.                                     Schedule of Investments.

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1

Item 7.                                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8.                                     Portfolio Managers of Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9.                                     Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10.                               Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                               Controls and Procedures.

(a)                                  It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)                                 There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                               Exhibits.

(a)        (1)                                  The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)                                  Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)                                  Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)                                 Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	August 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	August 21, 2012

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 21, 2012